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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                       Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2007 through September 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Strategic
Income Fund
Annual Report | September 30, 2008

Ticker Symbols:
Class A   PSRAX
Class B   PSRBX
Class C   PSRCX
Class R   STIRX
Class Y   STRYX
Class Z   STIZX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2

Portfolio Management Discussion                               4

Portfolio Summary                                             8

Prices and Distributions                                      9

Performance Update                                           10

Comparing Ongoing Fund Expenses                              16

Schedule of Investments                                      18

Financial Statements                                         47

Notes to Financial Statements                                57

Report of Independent Registered Public Accounting Firm      65

Approval of Investment Advisory Agreement                    68

Trustees, Officers and Service Providers                     72


                    Pioneer Strategic Income Fund | Annual Report | 9/30/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920's. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Strategic Income Fund | Annual Report | 9/30/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                    Pioneer Strategic Income Fund | Annual Report | 9/30/08    3

Portfolio Management Discussion | 9/30/08

Spreading problems in global credit markets appeared to slow the pace of the economic expansion in late 2007 and early 2008, but world economies appeared to be avoiding recession. However, fears of more serious economic problems swept through the capital markets in August and September of 2008, precipitating dramatic price declines for corporate bonds and other fixed-income investments carrying credit risk. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Strategic Income Fund over the 12 months ended September 30, 2008. Mr. Taubes, Head of U.S. Portfolio Management at Pioneer Investments, is responsible for the daily management of the Fund.

Q    How did the Fund perform during the 12 months ended September 30, 2008?

A Pioneer Strategic Income Fund's Class A shares produced a total return of -0.74%, at net asset value, for the 12 months. The results trailed the 2.32% return of the Lehman U.S. Universal Bond Index, but substantially outpaced the -6.00% average return of the 144 mutual funds in Lipper's Multi-Sector Income Funds category.

Q    What was the investment environment like over the 12-month period?

A The domestic economy had shown signs of slowing since at least June 2007, with evidence of moderate deceleration accumulating during the latter months of 2007 and the first half of 2008 as housing values declined, employment weakened, manufacturing activity slumped and consumer spending softened. It appeared that the economy was skirting recession, but likely to avoid a serious downturn. That changed in August and September of 2008, however, as significant problems originating in the credit exposures of major financial institutions throughout the world led to a sell-off in equities and corporate bonds amid escalating fears that both the domestic and global economies were heading into recession. In fixed-income markets, the yield spreads -- which reflect how the bond market estimates the price of credit risk -- widened substantially as the prices of investment-grade and high-yield corporate bonds declined. As the prices declined, the difference in yields between Treasuries, which essentially carry no credit risk, and corporate bonds grew farther apart -- or widened. By the end of the Fund's fiscal year, on September 30, 2008, the yield spread between Treasuries and high-yield corporate bonds had widened to 12 percentage points (1,200 basis points), with the current yields of high-yield debt rising to 14-to-15%. Investment-grade corporate bonds also widened dramatically as investors tried to avoid any exposure to credit risk, preferring Treasuries whose yields, at some maturities, declined to near zero.


4    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Q What were your principal strategies during the reporting period, and how did they influence performance?

A The Fund began the fiscal year relatively defensively positioned, with fewer corporate bond holdings than the Fund has typically owned. We believed valuations of corporate securities were relatively expensive, especially in light of the then-current policy of the Federal Reserve to tighten monetary policy. We believed economic growth would start to slow. Credit spreads already were narrow, and we thought they were more likely to widen than narrow further, leading to potential price losses in the corporate bond sector. While the Fund's high-yield weighting was higher than that of the Lehman U.S. Universal Bond Index, we had reduced our positions in the lower-quality tiers of the market and had cut back the Fund's exposure to the financials sector. This conservative posture allowed the Fund to withstand the market volatility relatively well, especially compared to funds in our peer group, although we did have a greater exposure to high-yield corporates than the Lehman U.S. Universal Index, which typically has a weighting of 5-7% in high-yield. As corporate bonds began performing poorly in early 2008, the Fund began adding to its corporate holdings, both investment-grade and high-yield, to take advantage of the more attractive values. As spreads widened further in the tumultuous months of August and September, the Fund further added to its high-yield positions. While the increased high-yield exposure did not help when the market's volatility was intense, we believed it positioned the Fund to do well over the longer term, when we expect the extremes of the market sell-off will be corrected. At the end of the fiscal year, on September 30, 2008, approximately 24.4% of the Fund's assets were invested in U.S. high-yield bonds and loans and another 14.4% were invested in investment-grade corporates. The exposure to Treasuries, which we considered very expensive, was minimal. At the end of the year, average credit quality of Fund holdings was BBB+.

     For much of the year, the Fund had heavy exposure to mortgage-backed securities, principally issued by government-related institutions such as Ginnie Mae, Fannie Mae and Freddie Mac. We saw these higher quality mortgages as an opportunity to capture yields superior to those of Treasuries, but with significantly less credit risk than corporates. While the Fund's mortgage-backed investments did modestly trail Treasuries over the period, they significantly outperformed investment-grade corporate bonds as well as high-yield bonds, having a satisfactory effect on results. At the end of the period, after the Fund reduced its mortgage-backed exposure in favor of corporate holdings, approximately 37.9% of Fund assets still were invested in mortgage-backed debt. The Fund did not own any equity or equity-like instruments of either Fannie Mae or Freddie Mac, and so the Fund was not exposed directly to any of the problems of those institutions before they were effectively nationalized by the federal government late in the fiscal year. Overall, our exposure to the mortgage-backed securities helped when compared to corporate bonds.


                    Pioneer Strategic Income Fund | Annual Report | 9/30/08    5

     Near the end of the fiscal year, the Fund also began adding to its positions in non-agency mortgage-backed securities, including some with subprime mortgage exposures. We thought these mortgages had fallen to very low, even distressed, prices because of the subprime mortgage fears, implying default rates imbedded in these securities may turn out to be unrealistic.

     The Fund also reduced its foreign currency exposure during the fiscal year from about 10% of Fund assets to less than 3%. The Fund had maintained healthy exposures to foreign currencies, especially the euro and euro-linked currencies during the previous several years, helping support results when those currencies strengthened against the U.S. dollar. Early in the fiscal year, however, the Fund began taking profits and cutting back its foreign-currency exposure. The step helped prevent losses as the period progressed, with the U.S. dollar beginning to strengthen against most major currencies late in the fiscal year.

Q What types of investments most influenced results during the reporting period?

A The decision to reduce the Fund's exposure to foreign currencies had a positive impact on results during the reporting period, helping to minimize its losses. At the same time, the Fund's relatively cautious position in high-yield corporates at the start of the fiscal year helped it outperform competing funds, although it was a slight detractor relative to the higher-quality Lehman U.S. Universal Index. Several individual holdings did well, including bonds of Hanover Insurance, whose credit quality was upgraded, and of Massey Energy, a major domestic coal producer.

     In general, the worst-performing investments were those of banks and insurance companies, including CIT, a commercial lending company, American General Finance, a subsidiary of American International Group (AIG), and investment bank Morgan Stanley. We had a very small position (0.15% of assets) in Washington Mutual, which defaulted when the company failed, but that investment had only a modest impact on results before we liquidated the position.

Q    What is your investment outlook?

A While the past year has been a very difficult period for virtually all fixed-income investments other than Treasuries, we think the market turmoil has created some exceptional potential opportunities in the market. We believe the widespread talk of a depression is far-fetched, given the aggressive and coordinated actions by the United States and other major governments. We believe these actions should bring a dramatic infusion of liquidity into the global financial system. At the beginning of the fourth quarter of 2008, prices in the market -- particularly for corporate securities -- reflect an expectation that the economy will fall into a very deep recession. High-yield corporate bonds, in the second week of October, had effective yields of more than 18%,


6 Pioneer Strategic Income Fund | Annual Report | 9/30/08 with a 1,500-basis point yield spread over Treasuries. Additionally, historically significant cheap valuations can be seen in other parts of the credit markets, including investment-grade corporate, secured bank loans and emerging market debt. We think such a dire scenario is extraordinarily unlikely and that recent valuations offer compelling opportunity for those investors who can accept some credit risk and volatility for part of their portfolios.

Please refer to the Schedule of Investments on pages 18-46 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                    Pioneer Strategic Income Fund | Annual Report | 9/30/08    7

Portfolio Summary | 9/30/08

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       44.5%
U.S. Government Securities                                                 31.6%
Foreign Government Bonds                                                    5.2%
Senior Floating Rate Loans                                                  5.2%
Temporary Cash Investments                                                  4.8%
Collateralized Mortgage Obligations                                         4.1%
Asset Backed Securities                                                     3.0%
Municipal Bonds                                                             0.8%
Convertible Corporate Bonds                                                 0.5%
U.S. Preferred Stocks                                                       0.2%
U.S. Common Stocks                                                          0.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                         1.4%
AA                                                                          2.8%
A                                                                           5.4%
BBB                                                                        11.3%
BB and Lower                                                               37.3%
Cash Equivalents                                                            0.1%
Treasury/Agency                                                            41.7%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.    Government of France, 3.75%, 4/25/17                                1.35%
--------------------------------------------------------------------------------
 2.    Government National Mortgage Association, 5.5%, 2/15/37             1.17
--------------------------------------------------------------------------------
 3.    Federal National Mortgage Association, 4.5%, 3/1/38                 1.16
--------------------------------------------------------------------------------
 4.    Government National Mortgage Association, 6.0%, 9/15/37             1.11
--------------------------------------------------------------------------------
 5.    Government of Sweden, 5.25%, 3/15/11                                0.98
--------------------------------------------------------------------------------
 6.    Japan Government, 1.1%, 12/10/16                                    0.97
--------------------------------------------------------------------------------
 7.    U.S. Treasury Inflation Notes, 1.875%, 7/15/15                      0.76
--------------------------------------------------------------------------------
 8.    Government National Mortgage Association, 5.0%, 6/15/38             0.71
--------------------------------------------------------------------------------
 9.    Federal Home Loan Mortgage Corp., 6.0%, 12/1/37                     0.70
--------------------------------------------------------------------------------
10.    Federal National Mortgage Association, 5.0%, 4/1/22                 0.67
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Prices and Distributions | 9/30/08

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                           9/30/08                          9/30/07
       A                              $ 9.76                          $ 10.46
--------------------------------------------------------------------------------
       B                              $ 9.62                          $ 10.30
--------------------------------------------------------------------------------
       C                              $ 9.56                          $ 10.25
--------------------------------------------------------------------------------
       R                              $ 9.91                          $ 10.62
--------------------------------------------------------------------------------
       Y                              $ 9.78                          $ 10.47
--------------------------------------------------------------------------------
       Z                              $ 9.81                          $ 10.46
--------------------------------------------------------------------------------

Distributions per Share: 10/1/07-9/30/08
--------------------------------------------------------------------------------

                     Net Investment           Short-Term           Long-Term
    Class                Income             Capital Gains        Capital Gains
      A                 $ 0.6194              $ 0.0031             $ 0.0196
--------------------------------------------------------------------------------
      B                 $ 0.5287              $ 0.0031             $ 0.0196
--------------------------------------------------------------------------------
      C                 $ 0.5329              $ 0.0031             $ 0.0196
--------------------------------------------------------------------------------
      R                 $ 0.6096              $ 0.0031             $ 0.0196
--------------------------------------------------------------------------------
      Y                 $ 0.6581              $ 0.0031             $ 0.0196
--------------------------------------------------------------------------------
      Z                 $ 0.6630              $ 0.0031             $ 0.0196
--------------------------------------------------------------------------------


                    Pioneer Strategic Income Fund | Annual Report | 9/30/08    9

Performance Update | 9/30/08                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Lehman Brothers U.S. Universal Index.

Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                            Net Asset            Public Offering
Period                                      Value (NAV)          Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(4/15/99)                                    6.62%                6.11%
5 Years                                      5.33                 4.38
1 Year                                      -0.74                -5.18
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                            Gross                Net
--------------------------------------------------------------------------------
                                             1.07%                1.07%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Lehman
                Pioneer         Brothers
               Strategic          U.S.
                Income          Universal
                 Fund             Index
4/99             9,550           10,000
                 9,314            9,937
9/00             9,680           10,660
                10,209           11,924
9/02            11,035           12,868
                13,457           13,784
9/04            14,769           14,395
                15,829           14,880
9/06            16,529           15,487
                17,580           16,307
9/08            17,450           16,686


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


10    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Performance Update | 9/30/08                           Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                            If                   If
Period                                      Held                 Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/15/99)                                    5.84%                5.84%
5 Years                                      4.52                 4.52
1 Year                                      -1.43                -5.16
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                            Gross                Net
--------------------------------------------------------------------------------
                                             1.89%                1.89%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Lehman
                Pioneer         Brothers
               Strategic          U.S.
                Income          Universal
                 Fund             Index
4/99            10,000           10,000
                 9,741            9,937
9/00            10,038           10,660
                10,526           11,924
9/02            11,282           12,868
                13,649           13,784
9/04            14,860           14,395
                15,805           14,880
9/06            16,380           15,487
                17,268           16,307
9/08            17,021           16,686


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    11

Performance Update | 9/30/08                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                            If                   If
Period                                      Held                 Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/15/99)                                    5.85%                5.85%
5 Years                                      4.57                 4.57
1 Year                                      -1.50                -1.50
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                            Gross                Net
--------------------------------------------------------------------------------
                                             1.82%                1.82%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Lehman
                Pioneer         Brothers
               Strategic          U.S.
                Income          Universal
                 Fund             Index
4/99            10,000           10,000
                 9,766            9,937
9/00            10,041           10,660
                10,536           11,924
9/02            11,296           12,868
                13,651           13,784
9/04            14,879           14,395
                15,836           14,880
9/06            16,407           15,487
                17,329           16,307
9/08            17,069           16,686


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


12    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Performance Update | 9/30/08                           Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                            If                   If
Period                                      Held                 Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/15/99)                                    6.34%                6.34%
5 Years                                      5.10                 5.10
1 Year                                      -0.92                -0.92
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                            Gross                Net
--------------------------------------------------------------------------------
                                             1.40%                1.40%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Lehman
                Pioneer         Brothers
               Strategic          U.S.
                Income          Universal
                 Fund             Index
4/99            10,000           10,000
                 9,730            9,937
9/00            10,061           10,660
                10,559           11,924
9/02            11,356           12,868
                13,898           13,784
9/04            15,212           14,395
                16,277           14,880
9/06            16,961           15,487
                17,991           16,307
9/08            17,825           16,686


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    13

Performance Update | 9/30/08                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                            If                   If
Period                                      Held                 Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/15/99)                                    6.81%                6.81%
5 Years                                      5.68                 5.68
1 Year                                      -0.27                -0.27
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                            Gross                Net
--------------------------------------------------------------------------------
                                             0.84%                0.84%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Lehman
                Pioneer         Brothers
               Strategic          U.S.
                Income          Universal
                 Fund             Index
4/99            10,000           10,000
                 9,750            9,937
9/00            10,133           10,660
                10,687           11,924
9/02            11,551           12,868
                14,087           13,784
9/04            15,481           14,395
                16,665           14,880
9/06            17,480           15,487
                18,623           16,307
9/08            18,572           16,686


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


14    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Performance Update | 9/30/08                           Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Lehman Brothers U.S. Universal Index.


Average Annual Total Returns
(As of September 30, 2008)
--------------------------------------------------------------------------------
                                            If                   If
Period                                      Held                 Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(4/15/99)                                    6.73%                6.73%
5 Years                                      5.53                 5.53
1 Year                                       0.17                 0.17
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2008)
--------------------------------------------------------------------------------
                                            Gross                Net
--------------------------------------------------------------------------------
                                             0.82%                0.82%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                 Lehman
                Pioneer         Brothers
               Strategic          U.S.
                Income          Universal
                 Fund             Index
4/99            10,000           10,000
                 9,750            9,937
9/00            10,133           10,660
                10,687           11,924
9/02            11,551           12,868
                14,087           13,784
9/04            15,460           14,395
                16,570           14,880
9/06            17,303           15,487
                18,407           16,307
9/08            18,439           16,686


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception would have been higher. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 2/1/11 for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins April 30, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from April 1, 2008 through September 30, 2008.


Share Class                  A                B                C                R                Y                Z
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 4/1/08
-----------------------------------------------------------------------------------------------------------------------
Ending Account          $   965.28       $   961.47       $   961.44       $   963.34       $   966.47       $   969.32
Value on 9/30/08
-----------------------------------------------------------------------------------------------------------------------
Expenses Paid           $     5.60       $     9.22       $     8.97       $     6.53       $     3.34       $     3.50
During Period*
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 1.88%, 1.83%, 1.33%, 0.68% and 0.71% for Class A, Class B, Class C, Class R, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


16    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2008 through September 30, 2008.


Share Class                  A                B                C                R                Y                Z
Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
Value on 4/1/08
-----------------------------------------------------------------------------------------------------------------------
Ending Account          $ 1,019.30       $ 1,015.60       $ 1,015.85       $ 1,018.35       $ 1,021.60       $ 1,021.45
Value on 9/30/08
-----------------------------------------------------------------------------------------------------------------------
Expenses Paid           $     5.76       $     9.47       $     9.22       $     6.71       $     3.44       $     3.59
During Period*
-----------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 1.88%, 1.83%, 1.33%, 0.68% and 0.71% for Class A, Class B, Class C, Class R, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    17

Schedule of Investments | 9/30/08


                  Floating      S&P/Moody's
Principal         Rate (d)      Ratings
Amount            (unaudited)   (unaudited)                                            Value
                                              CONVERTIBLE CORPORATE BONDS -- 0.5%
                                              CAPITAL GOODS -- 0.2%
                                              Trading Companies & Distributors -- 0.2%
$  4,775,000                        B/NR      Wesco Distribution, Inc.,
                                              1.75%, 11/15/26                          $    3,706,594
                                                                                       --------------
                                              Total Capital Goods                      $    3,706,594
-----------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.3%
                                              Marine -- 0.3%
   5,345,000                        B/B3      Horizon Lines, 4.25%, 8/15/12            $    4,028,794
                                                                                       --------------
                                              Total Transportation                     $    4,028,794
-----------------------------------------------------------------------------------------------------
                                              TOTAL CONVERTIBLE CORPORATE BONDS
                                              (Cost $8,172,166)                        $    7,735,388
-----------------------------------------------------------------------------------------------------
Shares
                                              PREFERRED STOCK -- 0.2%
                                              DIVERSIFIED FINANCIALS -- 0.2%
                                              Other Diversified Financial Services -- 0.2%
       4,485                                  Bank of America Corp., 7.25%, 12/31/49   $    3,758,430
                                                                                       --------------
                                              Total Diversified Financials             $    3,758,430
-----------------------------------------------------------------------------------------------------
                                              TOTAL PREFERRED STOCK
                                              (Cost $3,653,840)                        $    3,758,430
-----------------------------------------------------------------------------------------------------
                                              COMMON STOCKS -- 0.1%
                                              MATERIALS -- 0.0%
                                              Forest Products -- 0.0%
     151,370                                  Ainsworth Lumber Co., Ltd.*(b)           $      284,450
                                                                                       --------------
                                              Total Materials                          $      284,450
-----------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.1%
                                              Airlines -- 0.1%
      61,810                                  Northwest Airlines*(b)                   $      558,144
                                                                                       --------------
                                              Total Transportation                     $      558,144
-----------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $2,930,655)                        $      842,594
-----------------------------------------------------------------------------------------------------
Principal
Amount
                                              ASSET BACKED SECURITIES -- 3.0%
                                              CONSUMER SERVICES -- 0.3%
                                              Restaurants -- 0.3%
$  5,205,000                       BB/Ba3     Dunkin Brands Master Finance LLC,
                                              8.28%, 6/20/31 (144A)                    $    3,899,222
                                                                                       --------------
                                              Total Consumer Services                  $    3,899,222
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                Value
                                             FOOD & DRUG RETAILING -- 0.3%
                                             Food Retail -- 0.3%
$  6,400,000                     BB/Aaa      Dominos Pizza Master Issuer LL,
                                             7.629%, 4/25/37 (144A)                      $    4,288,000
                                                                                         --------------
                                             Total Food & Drug Retailing                 $    4,288,000
-------------------------------------------------------------------------------------------------------
                                             BANKS -- 1.5%
                                             Thrifts & Mortgage Finance -- 1.5%
   1,898,009          3.07       AA+/Aa1     ACE 2004-HE4 M1, Floating Rate
                                             Note, 12/25/34                              $    1,389,879
   2,915,000          2.57       AAA/Aaa     Carrington Mortgage, Variable Rate
                                             Note, 10/25/36                                   2,663,679
   2,362,209          2.61       AAA/Aaa     CMLTI 2006-WFH2 A2A, Floating Rate
                                             Note, 8/25/36                                    2,053,347
   2,465,000          2.98       AA+/Aa1     Countrywide Asset Backed Certificates,
                                             Floating Rate Note, 11/25/35                     2,265,028
     935,963          3.39       AAA/Aaa     Countrywide Asset Backed Certificates,
                                             Floating Rate Note, 7/25/36                        838,769
   4,454,000          2.89       AA+/Aa1     Countrywide Asset Backed Certificates,
                                             Floating Rate Note, 8/25/35                      4,099,463
   4,019,398                     AAA/Aaa     FBR Securitization Trust, 2.76188%,
                                             9/25/35                                          3,719,900
   1,000,000          2.82       AAA/Aaa     FBR Securitization Trust, Floating Rate
                                             Note, 10/25/35                                     694,421
   1,243,034          2.58       AAA/Aaa     Fremont Home Loan Trust, Floating Rate
                                             Note, 2/25/36                                    1,183,797
   3,763,854          2.82       AAA/Aaa     Lehman XS Trust, Variable Rate
                                             Note, 12/25/35                                   1,792,095
   1,629,069          2.67       AAA/Aaa     Residential Asset Mortgage Products, Inc.,
                                             Floating Rate Note, 3/25/36                      1,488,946
                                                                                         --------------
                                                                                         $   22,189,324
                                                                                         --------------
                                             Total Banks                                 $   22,189,324
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.9%
                                             Consumer Finance -- 0.1%
   1,855,000          2.90       AA+/Aa1     RASC 2005-KS7 M1, Floating Rate
                                             Note 8/25/35                                $    1,379,879
-------------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.7%
   1,256,000          2.60       AAA/Aaa     GSAMP Trust, Floating Rate
                                             Note, 1/25/37                               $    1,086,321
   1,654,303          2.73       AAA/Aaa     GSAMP Trust, Floating Rate
                                             Note, 11/25/35                                   1,570,574
   5,157,000          2.89       AA+/Aa1     GSAMP Trust, Floating Rate
                                             Note, 11/25/35                                   3,793,633
   1,744,973          2.90        A/Aa2      GSAMP Trust, Floating Rate
                                             Note, 3/25/35                                    1,589,149

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    19

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             Investment Banking & Brokerage -- (continued)
$  2,050,000          2.62       AAA/Aa1     MLMI 2006-AR1 A2C, Floating Rate
                                             Note, 3/25/37                                $    1,604,966
                                                                                          --------------
                                                                                          $    9,644,643
--------------------------------------------------------------------------------------------------------
                                             Other Diversified Financial Services -- 0.1%
     556,000          1.00       AA/Aa2      Asset Backed Securities Corp., Floating
                                             Rate Note, 4/25/35                           $      455,334
     269,864          2.66       AAA/Aaa     FFML 2006-FF4 A2, Floating Rate
                                             Note, 3/25/36                                       228,868
     285,402          3.01       AAA/Aaa     First Franklin Mortgage Loan Asset Backed
                                             Certificate, Floating Rate Note, 9/24/34            241,958
                                                                                          --------------
                                                                                          $      926,160
--------------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.0%
     650,000          4.95      AA-/Baa3     Aegis Asset Backed Securities, Floating
                                             Rate Note 1/25/34                            $      378,343
                                                                                          --------------
                                             Total Diversified Financials                 $   12,329,025
--------------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $47,782,503)                           $   42,705,571
--------------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE
                                             OBLIGATIONS -- 4.3%
                                             MATERIALS -- 0.3%
                                             Forest Products -- 0.3%
   6,475,000                     BB/Ba2      T SRA R 2006-1 F, 7.5296%,
                                             10/15/36 (144A)                              $    4,573,222
                                                                                          --------------
                                             Total Materials                              $    4,573,222
--------------------------------------------------------------------------------------------------------
                                             BANKS -- 2.5%
                                             Diversified Banks -- 0.1%
   1,377,206          2.82       AAA/Aaa     Countrywide Alternative Loan Trust,
                                             Floating Rate Note 9/25/35                   $      870,280
--------------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 2.4%
   2,810,000          2.86       AAA/Aaa     Adjustable Rate Mortgage Trust, Floating
                                             Rate Note 6/25/35                            $    1,815,110
   5,889,584                     AAA/Aaa     Chase Mortgage Finance Corp.,
                                             5.5%, 5/25/37                                     5,833,553
     101,821          5.38       AAA/Aaa     Countrywide Home Loans, Floating Rate
                                             Note 9/25/33                                         99,805
     784,887          2.95       AAA/Aaa     Global Tower Partners Acquisition, Floating
                                             Rate Note, 10/25/44                                 609,487
   2,688,984          2.68       AAA/Aaa     Harborview Mortgage Loan Trust, Floating
                                             Rate Note, 11/19/36                               1,610,290
   1,763,042          2.87       NR/Aaa      IMPAC CMB Trust, Floating Rate
                                             Note, 11/25/35                                    1,225,673

The accompanying notes are an integral part of these financial statements.

20    Pioneer Strategic Income Fund | Annual Report | 9/30/08

              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount        (unaudited)   (unaudited)                                                  Value
                                           Thrifts & Mortgage Finance -- (continued)
$  645,244          3.11       AAA/Aaa     IMPAC CMB Trust, Floating Rate
                                           Note, 9/25/34                                 $      530,844
 5,364,659                     AAA/Aaa     JP Morgan Mortgage Trust,
                                           6.0%, 8/25/34                                      4,623,666
 3,211,134          2.73       AAA/B1      Luminent Mortgage Trust, Floating Rate
                                           Note, 7/25/36                                        956,445
 2,020,000                     NR/Ba2      SBA CMBS Trust, 6.904%, 11/15/36                   1,870,823
 1,181,989          2.78       AAA/Aaa     Structured Asset Mortgage Investments,
                                           Inc., Variable Rate Note, 9/25/45                    754,431
 2,720,769                     AAA/Aaa     WAMU Mortgage Pass-Through Certificate,
                                           4.5% 8/25/18                                       2,543,750
 3,801,867          2.70       AAA/Aaa     WAMU Mortgage Pass-Through Certificate,
                                           Floating Rate Note, 4/25/45                        2,485,911
   972,358          2.95       AAA/Aaa     WAMU Mortgage Pass-Through Certificate,
                                           Floating Rate Note, 7/25/45                          385,341
 4,690,454                     AAA/NR      Wells Fargo Mortgage Backed Securities,
                                           5.0%, 11/25/20                                     4,281,508
 4,085,931                     NR/Aaa      Wells Fargo Mortgage Backed Securities,
                                           5.0%, 3/25/21                                      3,770,550
                                                                                         --------------
                                                                                         $   33,397,187
                                                                                         --------------
                                           Total Banks                                   $   34,267,467
-------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.5%
                                           Other Diversified Financial Services -- 1.5%
 1,735,000                    BBB/Baa2     American Tower Trust, 5.9568%, 4/15/37        $    1,553,774
 2,363,970          2.84       AAA/Aaa     DSLA 2005-AR6 2A1C, Floating Rate
                                           Note, 10/19/45                                     1,091,204
 1,376,000                     NR/Ba1      Global Signal, 7.036%, 2/15/36 (144A)              1,257,306
 2,373,243          2.82       AAA/Aaa     Impac Securities Assets Corp., Floating
                                           Rate Note, 5/25/36                                 2,046,513
 3,743,273                     AAA/NR      J.P. Morgan Alternative Loan Trust,
                                           6.0%, 3/25/36                                      3,392,060
 6,348,182                     AAA/AAA     Master Alternative Loans Trust,
                                           6.0%, 7/25/34                                      4,836,521
 3,346,091                     AAA/Aaa     Residential Funding Mortgage Securities I,
                                           5.5%, 11/25/35                                     3,107,797
 2,780,000                     NR/Ba2      Tower 2004-2A F, 6.376%, 12/15/14
                                           (144A)                                             2,344,652
   750,000                     AAA/Aaa     TSTAR 2006-1A A, 5.668%, 10/15/36                    693,721
                                                                                         --------------
                                                                                         $   20,323,548
-------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.0%
   219,091          3.07       AAA/Aaa     INDX 2004-AR1 2A, Floating Rate
                                           Note, 4/25/34                                 $      174,384
                                                                                         --------------
                                           Total Diversified Financials                  $   20,497,932
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    21

                    Floating      S&P/Moody's
Principal           Rate (d)      Ratings
Amount              (unaudited)   (unaudited)                                               Value
                                                 REAL ESTATE -- 0.0%
                                                 Mortgage Real Estate Investment Trusts -- 0.0%
$      754,944            3.12       BBB/A2      CS First Boston Mortgage Security,
                                                 Variable Rate Note, 9/25/34                $      626,511
                                                                                            --------------
                                                 Total Real Estate                          $      626,511
----------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED
                                                 MORTGAGE OBLIGATIONS
                                                 (Cost $66,914,588)                         $   59,965,132
----------------------------------------------------------------------------------------------------------
                                                 CORPORATE BONDS -- 46.0%
                                                 ENERGY -- 4.8%
                                                 Coal & Consumable Fuels -- 0.4%
     6,585,000                       BB-/B2      Massey Energy Co., 6.875%, 12/15/13        $    5,959,423
----------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Drilling -- 0.6%
     5,860,496                        NR/NR      DDI Holdings AS, 9.3%, 1/19/12 (144A)      $    5,157,236
       942,023                        NR/NR      DDI Holdings AS, 9.3%, 4/23/12 (144A)             928,929
NOK 13,500,000                        NR/NR      Petromena AS, 9.75%, 5/24/12 (144A)             2,069,142
                                                                                            --------------
                                                                                            $    8,155,307
----------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment & Services -- 0.4%
     2,970,000                       BB-/B2      Complete Production Service,
                                                 8.0%, 12/15/16 (b)                         $    2,821,500
     3,000,000            5.78        NR/NR      Sevan Marine ASA, Floating Rate Note,
                                                 5/14/13 (144A)                                  2,550,000
     5,000,000           11.99        NR/NR      Sevan Marine ASA, Floating Rate Note,
                                                 10/24/12 (144A)                                   804,666
                                                                                            --------------
                                                                                            $    6,176,166
----------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration & Production -- 2.0%
     2,520,000                      BBB/Baa2     Canadian National Resource,
                                                 5.9%, 2/1/18                               $    2,217,918
     2,450,000                        B/B2       Compton Petroleum Corp.,
                                                 7.625%, 12/1/13                                 2,149,875
       765,000                       BBB/A3      Gaz Capital, 8.146%, 4/11/18 (144A)               669,375
     3,847,941                       BBB+/NR     Gazprom International SA,
                                                 7.201%, 2/1/20                                  3,482,387
     2,065,000                      CCC+/Caa1    Harvest Operations Corp.,
                                                 7.875%, 10/15/11                                1,672,650
     1,060,000                       BB-/B3      Hilcorp Energy, 7.75%, 11/1/15 (144A)             911,600
     1,655,000                       BB-/B3      Hilcorp Energy, 9.0%, 6/1/16 (144A)             1,506,050
     3,100,000                       B/Caa1      Parallel Petroleum Corp., 10.25%, 8/1/14        2,790,000
     3,150,000                        B/B2       Quicksilver Resources, Inc.,
                                                 7.125%, 4/1/16                                  2,567,250
       440,000                        B-/B3      Sandridge Energy, Inc., 8.0%, 6/1/18              378,400
     3,520,000                        B-/B3      Sandridge Energy, Inc., 8.625, 4/1/15
                                                 (144A)                                          3,150,400

The accompanying notes are an integral part of these financial statements.

22    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                    Floating      S&P/Moody's
Principal           Rate (d)      Ratings
Amount              (unaudited)   (unaudited)                                                       Value
                                                 Oil & Gas Exploration & Production -- (continued)
  $     3,360,000         6.42        B-/B3      Sandridge Energy, Inc., Floating Rate Note,
                                                 4/1/14 (144A)                                      $    3,159,436
        4,471,384                   BBB-/Baa3    Tengizchevroil LLP, 6.124%, 11/15/14
                                                 (144A)                                                  3,577,107
                                                                                                    --------------
                                                                                                    $   28,232,448
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining & Marketing -- 0.1%
        2,820,000                     B-/B1      Verasun Energy Corp., 9.875%,
                                                 12/15/12 (b)                                       $    2,030,400
------------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage & Transportation -- 1.3%
        1,750,000                   BBB/Baa2     Buckeye Partners LP, 6.05%, 1/15/18                $    1,668,611
          535,000                     B+/B1      Copano Energy LLC, 8.125%, 3/1/16                         489,525
        5,225,000                   BBB/Baa2     Kinder Morgan Energy, 5.95%, 2/15/18                    4,654,122
        4,575,000                   BBB-/Baa3    NGPL Pipeco LLC, 6.514%, 12/15/12
                                                 (144A) (b)                                              4,582,412
        5,035,000                     A-/A3      Questar Pipeline Co., 5.83%, 2/1/18                     4,625,403
        2,240,000                    BB/Ba1      Southern Union Co., 7.2%, 11/1/66                       1,645,074
                                                                                                    --------------
                                                                                                    $   17,665,147
                                                                                                    --------------
                                                 Total Energy                                       $   68,218,891
------------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 4.3%
                                                 Aluminum -- 0.4%
        3,050,000                    CCC+/B3     CII Carbon LLC, 11.125%, 11/15/15                  $    2,973,750
        1,445,000         6.83        B-/B3      Noranda Aluminum Acquisition, Floating
                                                 Rate Note, 5/15/15                                      1,098,200
        2,160,000                     B/B3       Novelis, Inc., 7.25%, 2/15/15                           1,879,200
                                                                                                    --------------
                                                                                                    $    5,951,150
------------------------------------------------------------------------------------------------------------------
                                                 Commodity Chemicals -- 0.5%
        5,385,000                    CCC+/B3     Basell Finance Co., 8.1%, 3/15/27
                                                 (144A)                                             $    2,423,250
        6,970,000                   CCC/Caa1     Georgia Gulf Corp., 9.5%, 10/15/14                      4,286,550
                                                                                                    --------------
                                                                                                    $    6,709,800
------------------------------------------------------------------------------------------------------------------
                                                 Construction Materials -- 0.4%
        2,900,000         6.64       BBB-/NR     C8 Capital SPV, Ltd, Floating Rate Note,
                                                 12/31/49 (144A) (b)                                $    2,710,021
        4,030,000                     B/B3       U.S. Concrete, Inc., 8.375%, 4/1/14                     3,143,400
                                                                                                    --------------
                                                                                                    $    5,853,421
------------------------------------------------------------------------------------------------------------------
                                                 Diversified Chemical -- 0.2%
   EURO 3,000,000                     B-/B3      Ineos Group Holdings Plc, 7.875%,
                                                 2/15/16 (144A)                                     $    2,228,399
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    23

              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount        (unaudited)   (unaudited)                                                Value
                                           Diversified Metals & Mining -- 0.5%
$  895,000                      B+/B1      FMG Finance Pty, Ltd., 10.625%, 9/1/16
                                           (144A)                                      $      877,100
 1,750,000          5.88      BBB-/Ba2     Freeport-McMoran Copper & Gold, Floating
                                           Rate Note, 4/1/15                                1,676,308
 3,000,000                    BBB+/Baa2    Vale Overseas, Ltd., 6.25%, 1/11/16              2,868,954
 2,700,000                     BB/Ba1      Vedenta Resources Plc, 9.5%, 7/18/18
                                           (144A)                                           2,292,030
                                                                                       --------------
                                                                                       $    7,714,392
-----------------------------------------------------------------------------------------------------
                                           Fertilizers & Agricultural Chemicals -- 0.5%
 7,335,000                    BBB/Baa2     Agrium, Inc., 6.75%, 1/15/19                $    7,187,985
-----------------------------------------------------------------------------------------------------
                                           Forest Products -- 0.0%
   493,600                     CC/Caa3     Ainsworth Lumber, 11.0%, 7/29/15
                                           (144A)                                      $      371,434
-----------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.2%
 1,135,000                     BB-/B1      Consol Glass, Ltd., 7.625%, 4/15/14
                                           (144A)                                      $    1,118,776
 2,130,000                     BB+/Ba2     Greif Brothers Corp., 6.75%, 2/1/17              2,055,450
                                                                                       --------------
                                                                                       $    3,174,226
-----------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 0.7%
 7,201,000                    CCC+/Caa1    Graham Packaging Co., 8.5%, 10/15/12        $    6,660,925
 3,540,000                      B-/B3      Graphic Packaging Co., 9.5%,
                                           8/15/13 (b)                                      3,203,700
                                                                                       --------------
                                                                                       $    9,864,625
-----------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.1%
 1,070,000                     BB/Ba2      Alrosa Finance SA, 8.875%, 11/17/14
                                           (144A)                                      $      920,200
-----------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.2%
 1,690,000                      B-/B3      Arco Chemical Co., 9.8%, 2/1/20             $    1,014,000
 2,570,000                      B/B2       Kronos International, Inc., 6.5%, 4/15/13        2,046,515
                                                                                       --------------
                                                                                       $    3,060,515
-----------------------------------------------------------------------------------------------------
                                           Steel -- 0.6%
 5,110,000                    BBB+/Baa2    Arcelormittal, 6.125%, 6/1/18 (144A)        $    4,528,027
 1,675,000                    BBB/Baa2     Commercial Metals Co., 7.35%, 8/15/18            1,581,748
 2,480,000                     BB-/Ba3     Evraz Group SA, 8.875%, 4/24/13
                                           (144A)                                           1,884,800
                                                                                       --------------
                                                                                       $    7,994,575
                                                                                       --------------
                                           Total Materials                             $   61,030,722
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                      Value
                                             CAPITAL GOODS -- 5.6%
                                             Aerospace & Defense -- 0.3%
$  3,500,000                      B-/B3      Aeroflex, Inc., 11.75%, 2/15/15 (144A)            $    2,940,000
   1,010,000                     BB+/Ba3     BE Aerospace, Inc., 8.5%, 7/1/18                         979,700
     400,000                     BB+/Ba3     L-3 Communications Corp., 6.125%,
                                             1/15/14                                                  370,000
                                                                                               --------------
                                                                                               $    4,289,700
-------------------------------------------------------------------------------------------------------------
                                             Building Products -- 0.5%
   4,507,000                      B+/B1      Asia Aluminum Holdings, 8.0%,
                                             12/23/11 (144A)                                   $    3,971,568
   3,852,000                    BBB-/BBB-    C10 Capital SPV, Ltd., Floating Rate Note,
                                             12/31/49 (144A) (b)                                    3,564,949
                                                                                               --------------
                                                                                               $    7,536,517
-------------------------------------------------------------------------------------------------------------
                                             Construction & Engineering -- 0.6%
   3,550,000                     BB-/Ba3     Dycom Industries, 8.125%, 10/15/15                $    3,124,000
   1,545,000          6.65        B/B2       Esco Corp., Floating Rate Note, 12/15/13
                                             (144A)                                                 1,421,400
   3,720,000                      B+/B1      Mastec, Inc., 7.625%, 2/1/17                           3,143,400
                                                                                               --------------
                                                                                               $    7,688,800
-------------------------------------------------------------------------------------------------------------
                                             Construction & Farm Machinery &
                                             Heavy Trucks -- 0.6%
     810,000                     BB-/B1      American Railcar, 7.5%, 3/1/14                    $      716,850
   2,500,000                      B+/B2      Commercial Vehicle Group, 8.0%, 7/1/13                 2,075,000
   4,660,000                      B/B2       Greenbrier Co., Inc., 8.375%, 5/15/15                  4,007,597
   1,120,000                     B-/Caa1     Titan Wheel International, Inc., 8.0%,
                                             1/15/12                                                1,086,400
                                                                                               --------------
                                                                                               $    7,885,847
-------------------------------------------------------------------------------------------------------------
                                             Electrical Component & Equipment -- 1.0%
   5,609,000                     BB+/Ba1     Anixter International Corp.,
                                             5.95%, 3/1/15                                     $    4,954,991
   4,585,000                      B/B3       Baldor Electric, 8.625%, 2/15/17 (b)                   4,378,675
   1,040,000                     BB-/Ba1     Belden CDT, Inc., 7.0%, 3/15/17                          925,600
   4,572,090                      NR/NR      Ormat Funding Corp., 8.25%, 12/30/20                   4,254,787
                                                                                               --------------
                                                                                               $   14,514,053
-------------------------------------------------------------------------------------------------------------
                                             Industrial Conglomerates -- 0.8%
   3,890,000                     BB-/B2      Kansas City Southern, 8.0%, 6/1/15                $    3,851,100
   1,655,000                      B-/B3      Park-Ohio Industries, Inc.,
                                             8.375%, 11/15/14                                       1,311,588
   4,810,000                      B-/B3      Sally Holdings, 9.25%, 11/15/14
                                             (144A) (b)                                             4,533,425
   1,770,000                     BB+/Ba2     Stena AB, 6.125%, 2/1/17 (144A)                        1,807,010
                                                                                               --------------
                                                                                               $   11,503,123
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    25

                    Floating      S&P/Moody's
Principal           Rate (d)      Ratings
Amount              (unaudited)   (unaudited)                                                 Value
                                                 Industrial Machinery -- 0.9%
  $     2,150,000                    BB-/B1      Gardner Denver, Inc., 8.0%, 5/1/13
                                                 (144A)                                       $    2,085,500
        3,160,000                     B/NR       Industrias Metalurgicas Pescar,
                                                 11.25%, 10/22/14                                  2,559,600
        4,955,000                     NR/NR      Mueller Industries, Inc., 6.0%, 11/1/14           4,459,500
        4,255,000                     B/B3       Mueller Water Products, 7.375%, 6/1/17            3,361,450
                                                                                              --------------
                                                                                              $   12,466,050
------------------------------------------------------------------------------------------------------------
                                                 Trading Companies & Distributors -- 0.9%
        6,535,000                   BBB+/Baa1    GATX Financial Corp., 6.0%, 2/15/18          $    6,351,255
        6,925,000                   BBB/Baa2     Glencore Funding LLC, 6.0%, 4/15/14
                                                 (144A)                                            6,536,584
                                                                                              --------------
                                                                                              $   12,887,839
                                                                                              --------------
                                                 Total Capital Goods                          $   78,771,929
------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                                 Diversified Commercial Services -- 0.1%
          900,000                    BB-/Ba2     FTI Consulting, 7.75%, 10/1/16               $      914,625
------------------------------------------------------------------------------------------------------------
                                                 Environmental & Facilities Services -- 0.1%
        1,695,000                     B-/B3      Aleris International, Inc., 9.0%, 12/15/14   $    1,033,950
          741,000                    BB-/Ba2     Clean Harbors, Inc., 11.25%, 7/15/12
                                                 (144A)                                              763,230
                                                                                              --------------
                                                                                              $    1,797,180
                                                                                              --------------
                                                 Total Commercial Services & Supplies         $    2,711,805
------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 1.1%
                                                 Air Freight & Couriers -- 0.3%
          900,000                     B-/B3      Ceva Group Plc, 10.0%, 9/1/14 (144A)         $      864,000
   EURO 3,815,000                     B-/B3      Ceva Group Plc, 8.5%, 12/1/14 (144A)              3,653,026
                                                                                              --------------
                                                                                              $    4,517,026
------------------------------------------------------------------------------------------------------------
                                                 Airlines -- 0.1%
        1,770,297                    BB+/Ba1     Continental Airlines, Inc.,
                                                 6.795%, 8/2/18                               $    1,336,574
------------------------------------------------------------------------------------------------------------
                                                 Marine -- 0.1%
        1,780,000                    BB+/NR      CMA CGM SA, 7.25%, 2/1/13 (144A) (b)         $    1,317,200
------------------------------------------------------------------------------------------------------------
                                                 Railroads -- 0.6%
        2,530,000                   BBB/Baa1     Burlington Sante Fe Corp., 5.75%, 3/15/08    $    2,426,723
        2,950,000                    BB-/B1      Kansas City Southern de Mexco, 7.375%,
                                                 6/1/14                                            2,817,250
        2,185,000                    BB-/B1      Kansas City Southern de Mexco, 7.625%,
                                                 12/1/13                                           2,086,675

The accompanying notes are an integral part of these financial statements.

26    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                    Floating      S&P/Moody's
Principal           Rate (d)      Ratings
Amount              (unaudited)   (unaudited)                                                   Value
                                                 Railroads -- (continued)
  $       775,000                     NR/B1      TFM SA De CV, 9.375%, 5/1/12                   $      790,500
                                                                                                --------------
                                                                                                $    8,121,148
                                                                                                --------------
                                                 Total Transportation                           $   15,291,948
--------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 1.1%
                                                 Auto Parts & Equipment -- 0.9%
        2,750,000                    B-/Caa1     Allison Transmission, 11.0%, 11/1/15
                                                 (144A) (b)                                     $    2,392,500
        4,055,000                     B/B3       Lear Corp., 8.75%, 12/1/16                          2,818,225
        3,555,000                     B/B3       Tenneco Automotive, Inc., 8.625%,
                                                 11/15/14 (b)                                        2,826,225
        5,635,000                    BB/Ba3      TRW Automotive, Inc., 7.25%, 3/15/17                4,451,650
                                                                                                --------------
                                                                                                $   12,488,600
--------------------------------------------------------------------------------------------------------------
                                                 Tires & Rubber -- 0.2%
        4,140,000                     B-/B3      Cooper Standard Auto, 7.0%,
                                                 12/15/12 (b)                                   $    3,332,700
                                                                                                --------------
                                                 Total Automobiles & Components                 $   15,821,300
--------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES & APPAREL -- 1.2%
                                                 Homebuilding -- 0.4%
        5,079,000                    BB-/B1      Meritage Homes Corp., 6.25%, 3/15/15           $    3,758,460
        1,540,000                    BB-/Ba3     Urbi Desarrollos Urbanos, 8.5%, 4/19/16
                                                 (144A)                                              1,509,200
                                                                                                --------------
                                                                                                $    5,267,660
--------------------------------------------------------------------------------------------------------------
                                                 Household Appliances -- 0.3%
        4,940,000                   BBB/Baa2     Whirlpool Corp., 5.5%, 3/1/13                  $    4,830,288
--------------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 0.4%
        4,695,000                     B+/B2      Oceanografia SA DE CV, 11.25%,
                                                 7/15/15                                        $    4,179,020
          630,000                     B-/B3      Yankee Acquisition Corp., 8.5%,
                                                 2/15/15 (b)                                           456,750
        2,355,000                   CCC+/Caa1    Yankee Acquisition Corp., 9.75%,
                                                 2/15/17 (b)                                         1,342,350
                                                                                                --------------
                                                                                                $    5,978,120
--------------------------------------------------------------------------------------------------------------
                                                 Textiles -- 0.1%
        1,015,000                    BB/Ba3      Invista, 9.25%, 5/1/12 (144A)                  $      997,238
                                                                                                --------------
                                                 Total Consumer Durables & Apparel              $   17,073,306
--------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 2.1%
                                                 Casinos & Gaming -- 1.8%
        5,415,000                    BB-/B2      Codere Finance SA, 8.25%, 6/15/15
                                                 (144A)                                         $    5,642,603
   EURO 7,530,000         8.25       BB/Ba3      Lottomatica S.p.A., Variable Rate Note,
                                                 3/31/66 (144A)                                      8,058,566

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    27

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                              Value
                                            Casinos & Gaming -- (continued)
$ 1,875,000                     BB+/Ba2     Manshantucket Pequot Tribe, 8.5%,
                                            11/15/15 (144A)                           $    1,218,750
  2,041,000                      B/B3       Peermont Global, Ltd., 7.75%, 4/30/14
                                            (144A)                                         1,925,605
  3,960,000                     BB-/Ba3     Scientific Games Corp., 6.25%, 12/15/12        3,484,800
  4,970,000                      B/B3       Shingle Springs Tribal, 9.375%, 6/15/15
                                            (144A)                                         3,578,400
  3,997,000                    CCC/Caa2     Station Casinos, Inc., 6.625%,
                                            3/15/18 (b)                                    1,059,205
                                                                                      --------------
                                                                                      $   24,967,929
----------------------------------------------------------------------------------------------------
                                            Education Services -- 0.2%
  2,820,000                     AAA/Aaa     President & Fellows of Harvard,
                                            3.7%, 4/1/13                              $    2,736,923
----------------------------------------------------------------------------------------------------
                                            Leisure Facilities -- 0.1%
  1,655,000                      B/B3       Firekeepers Development Authority,
                                            13.875%, 5/1/15 (144A)                    $    1,456,400
                                                                                      --------------
                                            Total Consumer Services                   $   29,161,252
----------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.8%
                                            Broadcasting -- 0.8%
  3,390,000                    BBB+/Baa1    Grupo Telivisa SA, 6.0%, 5/15/18 (144A)   $    3,199,384
  3,850,000                      B-/B2      Kabel Deutschland GMBH, 10.625%,
                                            7/1/14                                         3,773,000
  2,110,000                      B-/B3      Stratos Global Corp., 9.875%, 2/15/13          2,057,250
  6,320,000                    CCC/Caa1     Univision Communications, 9.75%,
                                            3/15/15 PIK                                    2,938,800
                                                                                      --------------
                                                                                      $   11,968,434
                                                                                      --------------
                                            Total Media                               $   11,968,434
----------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.6%
                                            Apparel Retail -- 0.3%
  2,335,000                      B+/B1      Brown Shoe Co., Inc., 8.75%, 5/1/12       $    2,264,950
  2,530,000          8.21       BB-/B2      Edcon Proprietary, Ltd., Floating Rate
                                            Note, 6/15/14 (144A)                           2,119,760
                                                                                      --------------
                                                                                      $    4,384,710
----------------------------------------------------------------------------------------------------
                                            Automotive Retail -- 0.0%
    255,000                     BB+/Ba2     Autonation, Inc., 7.0%, 4/15/14 (b)       $      221,850
----------------------------------------------------------------------------------------------------
                                            Distributors -- 0.1%
  1,250,000                      B/NR       Minerva Overseas, Ltd., 9.5%, 2/1/17
                                            (144A)                                    $      950,000
----------------------------------------------------------------------------------------------------
                                            Internet Retail -- 0.2%
  3,820,000                     BB/Ba3      Ticketmaster, 10.75%, 8/1/16              $    3,590,800
                                                                                      --------------
                                            Total Retailing                           $    9,147,360
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Strategic Income Fund | Annual Report | 9/30/08

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                               Value
                                            FOOD & DRUG RETAILING -- 0.1%
                                            Food Distributors -- 0.1%
$ 1,855,000                      B/B2       Independencia International, 9.875%,
                                            5/15/15 (144A)                             $    1,530,375
                                                                                       --------------
                                            Total Food & Drug Retailing                $    1,530,375
-----------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 1.2%
                                            Agricultural Products -- 0.5%
  1,440,000                      B-/B3      American Rock Salt Co. LLC, 9.5%,
                                            3/15/14                                    $    1,483,200
  4,035,000                      A/A2       Cargill, Inc., 5.2%, 1/22/13 (144A)             3,901,950
  1,815,000                     BB/Ba3      Cosan Finance, Ltd., 7.0%, 2/1/17
                                            (144A)                                          1,288,650
                                                                                       --------------
                                                                                       $    6,673,800
-----------------------------------------------------------------------------------------------------
                                            Brewers -- 0.2%
    535,000                    BBB/Baa1     Cia Brasileira de Bebida, 10.5%,
                                            12/15/11                                   $      588,500
  2,530,000                    BBB/Baa1     Cia Brasileira de Bebida, 8.75%, 9/15/13        2,703,938
                                                                                       --------------
                                                                                       $    3,292,438
-----------------------------------------------------------------------------------------------------
                                            Distillers & Vintners -- 0.4%
  4,940,000                     BB-/Ba3     Constellation Brands, Inc., 8.375%,
                                            12/15/14                                   $    4,890,600
-----------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.0%
    750,000                     B+/Ba3      Bertin, Ltd., 10.25%, 10/5/16 (144A)       $      652,500
-----------------------------------------------------------------------------------------------------
                                            Tobacco -- 0.1%
  1,070,000                      B+/B2      Alliance One International, Inc.,
                                            11.0%, 5/15/12                             $    1,048,600
    540,000                      B+/B2      Alliance One International, Inc.,
                                            8.5%, 5/15/12                                     499,500
                                                                                       --------------
                                                                                       $    1,548,100
                                                                                       --------------
                                            Total Food, Beverage & Tobacco             $   17,057,438
-----------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                            Household Products -- 0.1%
  2,205,000                    CCC+/Caa1    Central Garden, 9.125%, 2/1/13 (b)         $    1,697,850
                                                                                       --------------
                                            Total Household & Personal Products        $    1,697,850
-----------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                            Health Care Facilities -- 0.4%
  2,555,000                     BB-/B2      HCA, Inc., 9.125%, 11/15/14                $    2,484,738
  3,815,000                     BB-/B2      HCA, Inc., 9.625%, 11/15/16                     3,624,250
                                                                                       --------------
                                                                                       $    6,108,988
-----------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.2%
  2,665,000                      B-/B2      Rural/Metro Corp., 9.875%, 3/15/15         $    2,265,250
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    29

                  Floating      S&P/Moody's
Principal         Rate (d)      Ratings
Amount            (unaudited)   (unaudited)                                               Value
                                               Health Care Supplies -- 0.4%
$       5,040,000                   B-/B3      Biomet, Inc., 10.375%, 10/15/17            $    4,989,600
--------------------------------------------------------------------------------------------------------
                                               Managed Health Care -- 0.2%
        3,790,000                  A-/Baa1     United Health Group, 4.875%, 2/15/13       $    3,622,455
                                                                                          --------------
                                               Total Health Care Equipment & Services     $   16,986,293
--------------------------------------------------------------------------------------------------------
                                               PHARMACEUTICALS & BIOTECHNOLOGY -- 0.9%
                                               Biotechnology -- 0.6%
        6,550,000                 BBB/Baa3     Biogen IDEC, 6.0%, 3/1/13                  $    6,467,482
        1,977,000                   B-/B3      Warner Chilcott Corp., 8.75%, 2/1/15            1,947,345
                                                                                          --------------
                                                                                          $    8,414,827
--------------------------------------------------------------------------------------------------------
                                               Pharmaceuticals -- 0.3%
        3,710,000                    C/C       Angiotech Pharmaceutical, 7.75%,
                                               4/1/14 (b)                                 $    2,170,350
        2,800,000                   B/B2       Phibro Animal Health Corp., 10.0%,
                                               8/1/13 (144A)                                   2,688,000
                                                                                          --------------
                                                                                          $    4,858,350
                                                                                          --------------
                                               Total Pharmaceuticals & Biotechnology      $   13,273,177
--------------------------------------------------------------------------------------------------------
                                               BANKS -- 3.1%
                                               Diversified Banks -- 1.8%
        1,800,000                  NR/Ba2      ALB Finance BV, 9.25%, 9/25/13 (b)         $      936,000
          250,000                   NR/B2      ALB Finance BV, 9.375%, 4/19/28                    86,095
        3,789,500       4.68      BBB-/Ba1     Alfa Div Pymt Rights Fin, Floating Rate
                                               Note, 12/15/11 (144A)                           3,216,527
        2,725,000                 BB+/Baa2     ATF Bank JSC, 9.25%, 4/12/12 (144A)             1,968,322
          975,000                 BB+/Baa2     ATF Capital BV, 9.25%, 2/21/14 (144A)             721,500
        1,700,000      10.61       NR/Ba1      Banco Macro SA, Floating Rate Note,
                                               6/7/12                                          1,045,500
        1,000,000                  AAA/Aaa     Council of Europe, 5.5%, 1/18/12                  776,206
        2,420,000                  BB/Ba1      Kazkommerts International BV, 8.0%,
                                               11/3/15                                         1,452,000
        1,675,000                   A/Aa3      Korea Development Bank, 5.3%,
                                               1/17/13 (b)                                     1,663,721
DKK         1,287                  AA/Aa1      Nykredit, 6.0%, 10/1/29                               244
DKK        58,309                  AA/Aa1      Nykredit, 7.0%, 10/1/32                            11,456
        1,650,000                  BB-/Ba2     Russian Stand Bank, 7.5%, 10/7/10
                                               (144A)                                          1,155,000
        3,000,000                  NR/Ba3      Sibacademfinance Plc, 9.0%, 5/12/09
                                               (144A)                                          3,009,630
        3,170,000                  BB/Ba1      Turanalem Finance BV, 8.5%, 2/10/15
                                               (144A)                                          1,965,400
        4,020,000                   A+/A1      Wachovia Corp., 5.75%, 6/15/17                  3,016,881
        3,725,000                  AA+/Aa1     Wells Fargo Co., 4.375%, 1/31/13                3,424,102
                                                                                          --------------
                                                                                          $   24,448,584
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer Strategic Income Fund | Annual Report | 9/30/08

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                              Value
                                            Regional Banks -- 1.3%
$ 1,180,000                     A+/Aa3      American Express Bank FSB,
                                            5.5%, 4/16/13                             $    1,079,967
  1,500,000                      A/NR       Cobank ACB, 7.875%, 4/16/18 (144A)             1,444,538
  1,210,000                      A-/A2      Keycorp, 6.5%, 5/14/13                           871,037
  2,850,000                     A+/Aa3      Mellon Funding Corp., 5.5%, 11/15/18           2,202,563
  1,650,000                      A+/A1      PNC Bank NA, 6.0%, 12/7/17                     1,495,633
  3,960,000    8.25              A-/A3      PNC Funding Corp., Variable Rate Note,
                                            5/29/49                                        3,707,906
  3,580,000                    BBB/Baa2     Sovereign Bancorp, 8.75%, 5/30/18              2,447,102
  4,020,000                     A+/Aa3      Wachovia Bank NA, 6.0%, 11/15/17               2,383,738
  2,000,000                     AA-/Aa2     Wells Fargo Capital, 9.75%, 12/29/49           1,940,000
  1,920,000                    BBB/Baa1     Zions Bancorporation, 6.0%, 9/15/15            1,160,283
                                                                                      --------------
                                                                                      $   18,732,767
                                                                                      --------------
                                            Total Banks                               $   43,181,351
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 4.3%
                                            Consumer Finance -- 1.0%
  5,195,000                     BBB/A3      American General Finance,
                                            6.9%, 12/15/17                            $    2,408,880
  6,250,000                     A+/Aa3      American Honda Finance, 6.7%, 10/1/13
                                            (144A)                                         6,213,375
  4,180,000                      B-/B1      Ford Motor Credit Co., 5.7%, 1/15/10           3,201,194
  4,559,000    4.00            BBB-/Baa2    SLM Corp., Floating Rate Note, 7/25/14         2,287,159
                                                                                      --------------
                                                                                      $   14,110,608
----------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 0.9%
 10,610,000    5.79              A/A2       Goldman Sachs Capital, Floating Rate
                                            Note, 12/29/49                            $    4,661,079
  3,820,000                      A/A2       Merrill Lynch & Co., 5.45%, 2/5/13             3,441,136
  7,175,000                      A+/A1      Morgan Stanley Dean Witter, 6.625%,
                                            4/1/18                                         4,748,350
                                                                                      --------------
                                                                                      $   12,850,565
----------------------------------------------------------------------------------------------------
                                            Other Diversified Financial Services -- 0.9%
  2,300,000    8.40              A/A2       Citigroup, Inc., Variable Rate
                                            Note, 4/29/49                             $    1,565,518
    650,000    8.56             BB+/NR      Green Valley, Ltd., Floating Rate Note,
                                            1/10/11 (144A)                                   908,525
  2,611,749                     A-/Baa2     PF Export Receivable Master Trust,
                                            6.436%, 6/1/15 (144A)                          2,637,867
  3,072,404                    BBB/Baa2     Power Receivables Finance, 6.29%,
                                            1/1/12 (144A)                                  3,179,078
  1,295,000                     BB/Baa2     TNK-BP Finance SA, 6.625%, 3/20/17
                                            (144A)                                           841,750
  4,160,000                     BB/Baa2     TNK-BP Finance SA, 7.5%, 7/18/16
                                            (144A)                                         2,912,000

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    31

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                     Value
                                            Other Diversified Financial Services -- (continued)
$ 1,250,000                     BB/Baa2     TNK-BP Finance SA, 7.875%, 3/13/18
                                            (144A)                                           $      875,000
                                                                                             --------------
                                                                                             $   12,919,738
-----------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.5%
  6,125,000                     A-/Baa1     CIT Group, Inc., 7.625%, 11/30/12                $    3,885,492
  6,881,689                     NR/Baa3     Coso Geothermal Power, 7.0%, 7/15/26
                                            (144A)                                                6,468,786
  1,000,000          9.04        BB/NR      Eurus, Ltd., Floating Rate Note, 4/8/09
                                            (144A)                                                  987,100
  2,975,000                      A-/A3      International Lease, 6.375%, 3/25/13                  1,878,745
    920,000                      A-/A3      International Lease, 6.625%, 11/15/13                   563,980
  8,200,000          7.68        B-/B3      NCO Group, Inc., Floating Rate Note,
                                            11/15/13                                              6,683,000
    250,000         27.67        NR/NR      Successor II, Ltd., Floating Rate Note,
                                            4/6/10                                                  237,825
                                                                                             --------------
                                                                                             $   20,704,928
                                                                                             --------------
                                            Total Diversified Financials                     $   60,585,839
-----------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 3.4%
                                            Insurance Brokers -- 0.1%
  1,700,000          6.68       CCC/B3      USI Holdings Corp., Floating Rate Note,
                                            11/15/14                                         $    1,292,000
-----------------------------------------------------------------------------------------------------------
                                            Life & Health Insurance -- 0.6%
  5,395,000                      B+/B1      Presidential Life Corp., 7.875%, 2/15/09         $    5,368,025
  3,645,000                      A+/A3      Prudential Financial, 5.15%, 1/15/13                  3,447,241
                                                                                             --------------
                                                                                             $    8,815,266
-----------------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 0.4%
  6,450,000                    BB+/Baa3     Liberty Mutual Group, 7.0%, 3/15/37
                                            (144A)                                           $    4,547,205
  1,455,000         10.75       BB/Baa3     Liberty Mutual Group, Floating Rate Note,
                                            6/15/58 (144A)                                        1,047,600
                                                                                             --------------
                                                                                             $    5,594,805
-----------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 1.0%
    900,000          7.19       BB+/NR      Blue Fin, Ltd., Floating Rate
                                            Note, 4/10/12 (144A)                             $      875,970
  5,586,000                    BBB-/Baa3    Hanover Insurance Group, 7.625%,
                                            10/15/25                                              4,794,346
  5,250,000                      BB/NR      Kingsway America, Inc., 7.5%, 2/1/14                  3,950,625
  4,475,000         14.00       A/Baa1      MBIA, Inc., Floating Rate Note, 1/15/33
                                            (144A) (b)                                            2,595,500
  1,560,000                    BBB-/Baa2    Ohio Casualty Corp., 7.3%, 6/15/14                    1,593,005
                                                                                             --------------
                                                                                             $   13,809,446
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Strategic Income Fund | Annual Report | 9/30/08

              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount        (unaudited)   (unaudited)                                                  Value
                                           Reinsurance -- 1.3%
$  850,000         15.20        B-/NR      Atlas Reinsurance Plc, Floating Rate Note,
                                           1/10/11 (144A)                                $    1,181,847
   900,000          8.92       BB+/NR      Caelus Re, Ltd., Floating Rate Note,
                                           6/7/11                                               874,530
 1,275,000          6.91        BB/NR      Foundation Re, Ltd., Floating Rate Note,
                                           11/24/08 (144A)                                    1,262,888
 1,775,000         12.03        NR/B3      Globecat, Ltd., Floating Rate Note,
                                           1/2/13 (144A)                                      1,783,698
   250,000          8.78        NR/B1      Globecat, Ltd., Floating Rate Note,
                                           1/2/13 (144A)                                        253,250
 1,760,000          7.20       NR/Ba2      Muteki, Ltd., Floating Rate Note, 5/24/11          1,740,992
   275,000          7.45        BB/NR      Newton Re, Ltd., Floating Rate Note,
                                           12/24/10 (144A)                                      274,423
   565,000          9.75       BB+/NR      Newton Re, Ltd., Floating Rate Note,
                                           12/24/10 (144A)                                      540,931
 7,625,000                     BBB+/NR     Platinum Underwriters HD, 7.5%, 6/1/17             7,238,679
   900,000          6.39       NR/Ba2      Redwood Capital X, Ltd., Floating Rate
                                           Note, 1/9/09 (144A)                                  897,840
   350,000          7.54       NR/Ba3      Redwood Capital X, Ltd., Floating Rate
                                           Note, 1/9/09 (144A)                                  349,300
   850,000          7.44       NR/Ba3      Redwood Capital X, Ltd., Floating Rate
                                           Note, 1/9/09 (144A)                                  848,385
 1,000,000          9.40        BB/NR      Residential Re, Floating Rate Note,
                                           6/6/11 (144A)                                      1,015,300
   300,000         12.68        B+/NR      Residential Re, Floating Rate Note,
                                           6/5/09                                               305,760
   500,000          7.92       CCC/NR      Willow Re, Ltd., Floating Rate Note,
                                           6/16/10 (144A)                                       345,000
                                                                                         --------------
                                                                                         $   18,912,823
                                                                                         --------------
                                           Total Insurance                               $   48,424,340
-------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 1.4%
                                           Diversified Real Estate Activities -- 0.7%
   650,000         10.86        B+/NR      Alto Palermo SA, Floating Rate Note,
                                           6/11/12 (144A)                                $      473,655
 6,550,000                     BB-/Ba3     Forest City Enterprises, 7.625%, 6/1/15            5,240,000
 5,200,000                      A-/A2      WEA Finance LLC, 7.125%, 4/15/18
                                           (144A)                                             4,674,821
                                                                                         --------------
                                                                                         $   10,388,476
-------------------------------------------------------------------------------------------------------
                                           Retail Real Estate Investment Trusts -- 0.6%
 2,310,000                     BB-/Ba3     BF Saul Real Estate Investment Trust,
                                           7.5%, 3/1/14                                  $    1,894,200
 6,390,000                     AAA/Aaa     Trustreet Properties, Inc., 7.5%, 4/1/15           6,404,544
                                                                                         --------------
                                                                                         $    8,298,744
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    33

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
                                            Specialized Real Estate Investment Trusts -- 0.1%
$ 1,550,000                    BBB-/Ba1     Ventas Realty Capital Corp., 7.125%,
                                            6/1/15                                        $    1,538,375
                                                                                          --------------
                                            Total Real Estate                             $   20,225,595
--------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 1.0%
                                            Data Processing & Outsourced Services -- 0.6%
 10,000,000                      B/B3       First Data Corp., 9.875%, 9/24/15 (144A)      $    7,850,000
--------------------------------------------------------------------------------------------------------
                                            IT Consulting & Other Services -- 0.4%
  5,705,000                     B-/Caa1     Sungard Data Systems, Inc., 10.25%,
                                            8/15/15 (b)                                   $    4,949,088
                                                                                          --------------
                                            Total Software & Services                     $   12,799,088
--------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                            Electronic Manufacturing Services -- 0.1%
  1,040,000                     BB-/Ba2     Flextronics International, Ltd., 6.5%,
                                            5/15/13                                       $      923,000
                                                                                          --------------
                                            Total Technology Hardware & Equipment         $      923,000
--------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTOR -- 0.5%
                                            Semiconductor Equipment -- 0.5%
  1,000,000                      B-/B2      Freescale Semiconductor, 8.875%,
                                            12/15/14                                      $      690,000
  1,755,000                      B-/B2      Freescale Semiconductor, 9.125%,
                                            12/15/14 PIK                                       1,105,650
  1,510,000          6.65        B-/B2      Freescale Semiconductor, Floating Rate
                                            Note, 12/15/14                                     1,011,700
  4,035,000                    BBB/Baa1     Klac Instruments Corp., 6.9%, 5/1/18               3,751,743
                                                                                          --------------
                                                                                          $    6,559,093
                                                                                          --------------
                                            Total Semiconductor                           $    6,559,093
--------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 2.7%
                                            Integrated Telecommunication Services -- 2.1%
  5,845,000                      NR/B2      Digicel, Ltd., 9.25%, 9/1/12 (144A)           $    5,786,550
  3,200,000                    BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16                       2,593,408
  4,700,000                      B-/B2      GC Impsat Holdings I Plc, 9.872%,
                                            2/15/17 (144A)                                     4,230,000
  7,500,000                     BB-/B3      Intelsat Sub Holdings, 8.5%, 1/15/13 (144A)        6,937,500
  3,035,000         10.46        B+/B2      Nordic Telephone Co. Holdings, Floating
                                            Rate Note, 5/1/16 (144A)                           3,910,471
  4,734,000                    CCC+/Caa1    Paetec Holdings, 9.5%, 7/15/15                     3,242,790
  1,205,000                     B-/Caa1     Telesat Canada, 12.5%, 11/1/17 (144A)              1,000,150
  2,210,000                     BB/Ba3      Windstream Corp., 8.625%, 8/1/16                   2,038,725
                                                                                          --------------
                                                                                          $   29,739,594
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Strategic Income Fund | Annual Report | 9/30/08

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                             Value
                                            Wireless Telecommunication Services -- 0.6%
$ 1,380,000                      B/B1       Hughes Network System, 9.5%, 4/15/14     $    1,338,600
  5,935,000                      B/B1       True Move Co., Ltd., 10.75%, 12/16/13
                                            (144A)                                        4,006,125
  4,195,000                     BB+/Ba2     Vip Fin, 9.125%, 4/30/18 (144A)               3,256,448
                                                                                     --------------
                                                                                     $    8,601,173
                                                                                     --------------
                                            Total Telecommunication Services         $   38,340,767
---------------------------------------------------------------------------------------------------
                                            UTILITIES -- 4.2%
                                            Electric Utilities -- 1.7%
  4,175,000                      NR/B3      Caiua Serv Electricidad, 11.125%,
                                            4/2/49 (144A)                            $    3,325,805
  2,878,305                     BB/Ba2      FPL Energy Wind Funding, 6.876%,
                                            6/27/17 (144A)                                2,928,675
  2,475,000                    BBB+/Baa2    Israel Electric Corp., Ltd., 7.25%,
                                            1/15/19 (144A)                                2,479,047
  3,000,000                      NR/NR      Power Contract Financing LLC, 0.681%,
                                            2/5/10 (144A)                                 2,700,000
  1,430,000                    BB+/Baa3     Public Service of New Mexico, 7.95%,
                                            5/15/18                                       1,349,791
  6,205,000                     CCC/B3      TXU Energy Co., 10.25%, 11/1/15 (144A)        5,600,014
  4,125,000                    BBB+/Baa2    West Penn Power Co., 5.95%, 12/15/17          3,827,703
  1,650,000                      NR/NR      White Pine Hydro Portfolio, 7.26%,
                                            7/20/15                                       1,590,394
                                                                                     --------------
                                                                                     $   23,801,429
---------------------------------------------------------------------------------------------------
                                            Gas Utilities -- 0.8%
  1,000,000                      B+/B1      Inergy LP, 8.25%, 3/1/16                 $      920,000
  1,965,000                     A+/Aa2      Nakilat, Inc., 6.067%, 12/31/33 (144A)        1,750,422
  3,820,000                      A/Aa3      Nakilat, Inc., 6.267%, 12/31/33 (144A)        3,364,923
  7,030,000                      B+/B1      Transport De Gas Del Sur, 7.875%,
                                            5/14/17 (144A)                                4,991,300
                                                                                     --------------
                                                                                     $   11,026,645
---------------------------------------------------------------------------------------------------
                                            Independent Power Producer &
                                            Energy Traders -- 1.3%
  5,870,000                     BB-/Ba3     Intergen NV, 9.0%, 6/30/17 (144A)        $    5,870,000
  2,762,511                     NR/Ba1      Juniper Generation, 6.79%, 12/31/14
                                            (144A)                                        2,920,057
  3,775,000                    BBB-/Baa3    Kiowa Power Partners LLC, 5.737%,
                                            3/30/21 (144A)                                3,457,749
  2,980,000                    BBB-/Baa3    Panoche Energy Center, 6.885%,
                                            7/31/29 (144A)                                2,946,773
  2,834,809                     BB/Ba2      Tenaska Alabama, 7.0%, 6/30/21 (144A)         2,555,285
                                                                                     --------------
                                                                                     $   17,749,864
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    35

               Floating      S&P/Moody's
Principal      Rate (d)      Ratings
Amount         (unaudited)   (unaudited)                                             Value
                                            Multi-Utilities -- 0.4%
$ 3,700,000                     BB/Ba2      NSG Holdings LLC, 7.75%, 12/15/25
                                            (144A)                                   $    3,515,000
  1,760,000                     BB-/Ba2     Public Service of New Mexico, 9.25%,
                                            5/15/15                                       1,733,600
                                                                                     --------------
                                                                                     $    5,248,600
                                                                                     --------------
                                            Total Utilities                          $   57,826,538
---------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $748,156,619)                      $  648,607,691
---------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AGENCY
                                            OBLIGATIONS -- 32.7%
 16,627,854                     AAA/Aaa     Federal Home Loan Mortgage Corp., 4.5%,
                                            8/1/18 - 10/1/35                         $   16,107,644
 27,594,832                     AAA/Aaa     Federal Home Loan Mortgage Corp., 5.0%,
                                            12/1/21 - 4/1/38                             27,122,911
  2,787,748                     AAA/Aaa     Federal Home Loan Mortgage Corp., 5.5%,
                                            10/1/16 - 1/1/35                              2,785,468
 21,533,883                     AAA/Aaa     Federal Home Loan Mortgage Corp., 6.0%,
                                            6/1/17 - 2/1/38                              21,841,183
    415,059                     AAA/Aaa     Federal Home Loan Mortgage Corp., 6.5%,
                                            9/1/32 - 10/1/33                                430,085
  2,776,991                     AAA/Aaa     Federal National Mortgage Association,
                                            4.0%, 8/1/18                                  2,695,366
 53,990,506                     AAA/Aaa     Federal National Mortgage Association,
                                            4.5%, 5/1/20 - 5/1/38                        51,723,255
 68,859,137                     AAA/Aaa     Federal National Mortgage Association,
                                            5.0%, 2/1/22 - 6/1/37                        67,497,798
 21,616,121                     AAA/Aaa     Federal National Mortgage Association,
                                            5.5%, 12/1/17 - 3/1/36                       21,734,025
  9,031,740                     AAA/Aaa     Federal National Mortgage Association,
                                            6.0%, 7/1/17 - 12/1/37                        9,171,205
  1,763,399                     AAA/Aaa     Federal National Mortgage Association,
                                            6.5%, 12/1/21 - 11/1/32                       1,822,825
     13,372                     AAA/Aaa     Federal National Mortgage Association,
                                            7.0%, 5/1/28 - 7/1/31                            14,064
      2,780                     AAA/Aaa     Federal National Mortgage Association,
                                            7.5%, 1/1/28                                      3,013
 10,764,641                     AAA/Aaa     Government National Mortgage
                                            Association, 4.5%, 9/15/33 - 5/15/36         10,272,205
 63,988,479                     AAA/Aaa     Government National Mortgage
                                            Association, 5.0%, 11/15/16 - 6/15/38        62,900,319
 74,945,680                     AAA/Aaa     Government National Mortgage
                                            Association, 5.5%, 3/15/17 - 3/15/37         75,266,692
 43,891,600                     AAA/Aaa     Government National Mortgage
                                            Association, 6.0%, 1/15/11 - 7/15/38         44,696,327

The accompanying notes are an integral part of these financial statements.

36    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                       Floating      S&P/Moody's
Principal              Rate (d)      Ratings
Amount                 (unaudited)   (unaudited)                                              Value
                                                    U.S. GOVERNMENT AGENCY
                                                    OBLIGATIONS -- (continued)
$            1,433,206                  AAA/Aaa     Government National Mortgage
                                                    Association, 6.5%, 1/20/28 - 7/15/35      $    1,474,232
                27,159                  AAA/Aaa     Government National Mortgage
                                                    Association, 7.0%, 5/15/29 - 6/15/31              28,608
                   395                  AAA/Aaa     Government National Mortgage
                                                    Association, 7.5%, 8/15/29                           425
                 1,969                  AAA/Aaa     Government National Mortgage
                                                    Association, 8.0%, 12/15/29                        2,160
                 1,449                  AAA/Aaa     Government National Mortgage
                                                    Association I, 6.5%, 12/15/31                      1,492
                 7,920                  AAA/Aaa     Government National Mortgage
                                                    Association I, 7.0%, 5/15/31                       8,330
             8,260,781                  AAA/Aaa     Government National Mortgage
                                                    Association II, 4.5%,
                                                    12/20/34 - 1/20/35                             7,851,091
               776,353                  AAA/Aaa     Government National Mortgage
                                                    Association II, 5.5%, 3/20/34                    775,675
             1,055,733                  AAA/Aaa     Government National Mortgage
                                                    Association II, 6.0%,
                                                    5/20/32 - 10/20/33                             1,074,781
                15,839                  AAA/Aaa     Government National Mortgage
                                                    Association II, 7.0%, 1/20/29                     16,585
             5,085,000                  AAA/Aaa     U.S. Treasury Bonds, 4.375%,
                                                    2/15/38 (b)                                    5,149,752
             1,095,000                  AAA/Aaa     U.S. Treasury Bonds, 5.0%, 5/15/37             1,218,102
             3,000,000                  AAA/Aaa     U.S. Treasury Bonds, 5.25%, 11/15/28           3,323,673
            10,673,525                  AAA/Aaa     U.S. Treasury Inflation Notes, 1.875%,
                                                    7/15/15 (b)                                   10,507,584
             1,500,000                  AAA/Aaa     U.S. Treasury Notes, 4.25%, 8/15/15 (b)        1,585,664
               325,000                  AAA/Aaa     U.S. Treasury Notes, 4.5%, 11/15/15              347,445
             4,005,000                  AAA/Aaa     U.S. Treasury Notes, 5.375%,
                                                    2/15/31 (b)                                    4,550,994
             7,800,000                  AAA/Aaa     U.S. Treasury Strip, 0.0%, 11/15/13 (b)        6,663,556
                                                                                              --------------
                                                                                              $  460,664,534
------------------------------------------------------------------------------------------------------------
                                                    TOTAL U.S. GOVERNMENT AGENCY
                                                    OBLIGATIONS
                                                    (Cost $454,759,539)                       $  460,664,534
------------------------------------------------------------------------------------------------------------
                                                    FOREIGN GOVERNMENT BONDS -- 5.3%
ITL      4,870,000,000                 BBB-/Baa3    Banco Nac De Desen Econo,
                                                    8.0%, 4/28/10                             $    3,559,152
EURO        13,755,000                  AAA/Aaa     Government of France, 3.75% 4/25/17           18,675,899
SEK         90,450,000                  AAA/Aaa     Government of Sweden, 5.25%, 3/15/11          13,498,381
SEK         28,645,000                  AAA/Aaa     Government of Sweden, 5.5%, 10/8/12            4,401,480

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    37

                    Floating      S&P/Moody's
Principal           Rate (d)      Ratings
Amount              (unaudited)   (unaudited)                                                Value
                                                 FOREIGN GOVERNMENT BONDS -- (continued)
JPY  1,501,976,070                   AA/Aa3      Japan Government, 1.1%, 12/10/16            $   13,437,990
NOK     24,450,000                   AAA/Aaa     Norwegian Government, 5.5%, 5/15/09              4,149,917
NOK     20,293,000                   AAA/Aaa     Norwegian Government, 6.0%, 5/16/11              3,589,919
AUD      5,344,000                   AA/Aa1      Ontario Province, 5.5%, 4/23/13                  4,118,582
AUD      6,780,000                   AAA/Aaa     Queensland Treasury, 6.0%, 8/14/13               5,404,216
USD      3,376,363                  BBB-/Ba1     Republic of Columbia, 9.75%, 4/9/11              3,587,385
                                                                                             --------------
                                                                                             $   74,422,921
-----------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN GOVERNMENT BONDS
                                                 (Cost $68,872,677)                          $   74,422,921
-----------------------------------------------------------------------------------------------------------
                                                 MUNICIPAL BONDS -- 0.9%
                                                 Municipal Airport -- 0.2%
         2,450,000                    B/B3       New Jersey Economic Development
                                                 Authority Special Facility Revenue,
                                                 7.0%, 11/15/30                              $    2,014,929
           745,000                    B/B3       New Jersey Economic Development
                                                 Authority, 6.25%, 9/15/29                          565,164
                                                                                             --------------
                                                                                             $    2,580,093
-----------------------------------------------------------------------------------------------------------
                                                 Municipal Higher Education -- 0.7%
         5,190,000                   AAA/Aaa     California State University Revenue, 5.0%,
                                                 11/1/39                                     $    4,751,341
         5,050,000                   AAA/Aaa     Connecticut State Health & Education,
                                                 5.0%, 7/1/42                                     4,827,901
                                                                                             --------------
                                                                                             $    9,579,242
-----------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (Cost $12,519,012)                          $   12,159,335
-----------------------------------------------------------------------------------------------------------
                                                 SENIOR FLOATING RATE LOAN INTERESTS -- 5.4%**
                                                 ENERGY -- 0.5%
                                                 Integrated Oil & Gas -- 0.2%
         2,895,000        8.00       B+/Ba2      Hudson Products Holdings, Inc., Term
                                                 Loan, 8/24/15                               $    2,793,675
-----------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration & Production -- 0.3%
         4,104,035        6.65        B+/B2      Calpine Corp., 1st Priority Term Loan,
                                                 3/29/09                                     $    3,505,529
           400,000        6.81       B/Caa1      Venoco, Inc., 2nd Lien Term Loan, 5/8/14           370,000
                                                                                             --------------
                                                                                             $    3,875,529
                                                                                             --------------
                                                 Total Energy                                $    6,669,204
-----------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 0.3%
                                                 Precious Metals & Minerals -- 0.3%
         4,212,657        5.69       BB-/BA3     Algoma Steel, Inc., Term Loan, 6/20/13      $    4,044,151
                                                                                             --------------
                                                 Total Materials                             $    4,044,151
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                 Floating      S&P/Moody's
Principal        Rate (d)      Ratings
Amount           (unaudited)   (unaudited)                                               Value
                                              CAPITAL GOODS -- 0.3%
                                              Aerospace & Defense -- 0.2%
$   3,556,834          6.06       B+/Ba3      Aeroflex, Inc., Tranche B-1 Term Loan,
                                              8/15/14                                    $    3,254,503
-------------------------------------------------------------------------------------------------------
                                              Construction & Engineering -- 0.1%
      769,952          5.95        NR/NR      Custom Building Products, Inc., 1st Lien
                                              Term Loan, 10/20/11                        $      639,060
      275,000          8.70        NR/NR      Custom Building Products, Inc., 2st Lien
                                              Term Loan, 4/29/12                                209,000
                                                                                         --------------
                                                                                         $      848,060
-------------------------------------------------------------------------------------------------------
                                              Total Capital Goods                        $    4,102,563
-------------------------------------------------------------------------------------------------------
                                              COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                              Commercial Printing -- 0.0%
       13,586          4.95       BB-/BA3     Cenveo Resources, Delayed Draw Term
                                              Loan, 6/21/13                              $       11,922
      407,736          4.95       BB-/BA3     Cenveo Resources, Term C Facility Loan,
                                              6/21/13                                           357,788
                                                                                         --------------
                                                                                         $      369,710
-------------------------------------------------------------------------------------------------------
                                              Environmental & Facilities Services -- 0.1%
      739,384          4.81       BB-/B2      Synagro Technologies, Inc., 1st Lien Term
                                              Loan, 4/2/14                               $      598,901
                                                                                         --------------
                                              Total Commercial Services & Supplies       $      968,611
-------------------------------------------------------------------------------------------------------
                                              TRANSPORTATION -- 0.1%
                                              Air Freight & Couriers -- 0.1%
      500,579          6.76        B/Ba2      Ceva Group Plc, Additional Pre-Funded
                                              Term Loan, 11/4/13                         $      451,147
    1,510,006          6.70       NR/Ba2      Ceva Group Plc, U.S. Term Loan, 11/4/13         1,360,893
                                                                                         --------------
                                                                                         $    1,812,040
                                                                                         --------------
                                              Total Transportation                       $    1,812,040
-------------------------------------------------------------------------------------------------------
                                              AUTOMOBILES & COMPONENTS -- 0.2%
                                              Tires & Rubber -- 0.2%
    3,950,000          4.54       BB/Ba1      Goodyear Tire & Rubber Co., 2nd Lien
                                              Term Loan, 4/30/14                         $    3,361,450
                                                                                         --------------
                                              Total Automobiles & Components             $    3,361,450
-------------------------------------------------------------------------------------------------------
                                              CONSUMER DURABLES & APPAREL -- 0.2%
                                              Homebuilding -- 0.1%
    1,128,917          0.00        B+/B2      LandSource Communities Development,
                                              Roll-Up Facility Loan, 6/1/09              $      643,483
-------------------------------------------------------------------------------------------------------
                                              Housewares & Specialties -- 0.1%
    1,693,565          6.26       BB-/Ba3     Jarden Corp., Term B3 Loan, 1/24/12        $    1,534,793
                                                                                         --------------
                                              Total Consumer Durables & Apparel          $    2,178,276
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    39

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                            Value
                                             CONSUMER SERVICES -- 0.4%
                                             Casinos & Gaming -- 0.4%
$  6,287,062          5.28       BB-/NR      Gateway Casinos & Entertainment, Term
                                             Advance Loan, 9/30/14                   $    4,547,642
   1,266,914          5.28       BB-/Ba3     Gateway Casinos & Entertainment,
                                             Delayed Draw Term Loan, 9/30/14                916,401
                                                                                     --------------
                                                                                     $    5,464,043
                                                                                     --------------
                                             Total Consumer Services                 $    5,464,043
---------------------------------------------------------------------------------------------------
                                             MEDIA -- 0.2%
                                             Broadcasting -- 0.2%
   1,071,900          4.80        B+/B1      Charter Communications, Replacement
                                             Loan, 3/6/14                            $      856,180
   1,293,500          8.77        B+/B1      Charter Communications, Incremental
                                             Term Loan, 3/6/14                            1,214,042
     849,250          5.04        B/B3       Knology, Inc., Term Loan, 4/30/12              760,079
                                                                                     --------------
                                                                                     $    2,830,301
                                                                                     --------------
                                             Total Media                             $    2,830,301
---------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.0%
                                             Specialty Stores -- 0.0%
     677,895          5.36        NR/NR      Sally Holdings LLC, Term B Loan,
                                             11/16/13                                $      613,495
                                                                                     --------------
                                             Total Retailing                         $      613,495
---------------------------------------------------------------------------------------------------
                                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                                             Household Products -- 0.0%
     461,635          5.76        NR/NR      Yankee Candle Co., Term Loan, 2/6/14    $      382,003
---------------------------------------------------------------------------------------------------
                                             Personal Products -- 0.0%
     246,250          5.70      BB-/Baa3     Brickman Holdings, Tranche B Term
                                             Loan, 1/23/14                           $      221,625
                                                                                     --------------
                                             Total Household & Personal Products     $      603,628
---------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                             Health Care Facilities -- 0.3%
   2,028,268          4.98       BB-/Ba3     CHS/Community Health Systems, Inc.,
                                             Funded Term Loan, 7/13/14               $    1,784,875
     204,574          4.91       B+/Ba2      Sun Health Care Group, Inc., Delayed
                                             Draw Term Loan, 4/12/14                        186,162
     337,931          4.80       B+/Ba2      Sun Health Care Group, Inc., Synthetic
                                             Term C Loan, 4/19/14                           307,517
   1,488,863          4.80       B+/Ba2      Sun Health Care Group, Inc., Term
                                             Loan, 4/19/14                                1,354,866
                                                                                     --------------
                                                                                     $    3,633,420
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             Health Care Supplies -- 0.3%
$  4,500,000          7.68        BB/B1      IM U.S. Holdings LLC, Term
                                             Loan, 6/26/15                                $    4,095,000
                                                                                          --------------
                                             Total Health Care Equipment & Services       $    7,728,420
--------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.5%
                                             Life Sciences Tools & Services -- 0.1%
   1,690,000          0.00       NR/Baa3     Invitrogen Corp., Term B Loan, 6/11/16       $    1,653,736
--------------------------------------------------------------------------------------------------------
                                             Pharmaceuticals -- 0.4%
   5,357,472          6.31        BB/NR      Talecris Biotherapeutics Holdings, 1st Lien
                                             Term Loan, 12/6/13                           $    5,116,385
                                                                                          --------------
                                             Total Pharmaceuticals & Biotechnology        $    6,770,121
--------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Specialized Finance -- 0.1%
   2,472,101          6.75       BB-/B3      Ace Cash Express, Inc., Term
                                             Loan, 10/5/13                                $    1,952,960
                                                                                          --------------
                                             Total Diversified Financials                 $    1,952,960
--------------------------------------------------------------------------------------------------------
                                             INSURANCE -- 0.4%
                                             Insurance Brokers -- 0.4%
   4,455,000          6.76        B-/B3      Alliant Holdings I, Inc., Term
                                             Loan, 8/21/14                                $    3,853,575
   1,580,000          6.52        B/B2       USI Holdings Corp., Tranche B Term
                                             Loan, 5/3/14                                      1,339,050
                                                                                          --------------
                                                                                          $    5,192,625
--------------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.0%
     396,985          5.17        B-/B2      AmWins Group, Inc., Initial Term
                                             Loan, 6/8/13                                 $      307,663
                                                                                          --------------
                                             Total Insurance                              $    5,500,288
--------------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.1%
                                             Systems Software -- 0.1%
   1,336,650          7.42       B+/Ba2      Macrovision Solutions Corp., Term
                                             Loan, 5/2/13                                 $    1,269,818
                                                                                          --------------
                                             Total Software & Services                    $    1,269,818
--------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                             Electronic Equipment & Instruments -- 0.5%
   2,885,861          6.70       BB/Ba2      H3C Co., Ltd., Tranche B Term
                                             Loan, 9/28/12                                $    2,539,558
   1,450,000          7.29       BB-/Ba3     L-1 Identity Solutions, Inc., Term
                                             Loan, 7/31/13                                     1,431,875
   3,784,201          7.96        B/B3       Scitor Corp., Term Loan, 9/28/14                  3,708,517
                                                                                          --------------
                                                                                          $    7,679,950
                                                                                          --------------
                                             Total Technology Hardware & Equipment        $    7,679,950
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    41

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                               Value
                                             SEMICONDUCTORS -- 0.4%
                                             Semiconductor Equipment -- 0.3%
$  1,179,701    5.04             BB-/Ba1     Flextronics Semiconductor, A1A Delayed
                                             Draw Term Loan, 10/1/14                    $    1,010,119
   4,095,648    5.04             BB-/Ba1     Flextronics Semiconductor, Closing Date
                                             Loan, 10/1/14                                   3,506,899
                                                                                        --------------
                                                                                        $    4,517,018
------------------------------------------------------------------------------------------------------
                                             Semiconductors -- 0.1%
   1,866,750    4.24              BB/NR      Freescale Semiconductor, Term
                                             Loan, 12/2/13                              $    1,521,401
                                                                                        --------------
                                             Total Semiconductor                        $    6,038,419
------------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.4%
                                             Integrated Telecommunications Services -- 0.4%
     436,253    5.71              B+/B2      Telesat Canada, U.S. Term Loan I,
                                             10/23/14                                   $      392,192
   5,079,325    5.79              B+/B2      Telesat Canada, U.S. Term Loan II,
                                             10/23/14                                        4,566,313
                                                                                        --------------
                                                                                        $    4,958,505
                                                                                        --------------
                                             Total Telecommunication Services           $    4,958,505
------------------------------------------------------------------------------------------------------
                                             UTILITIES -- 0.1%
                                             Independent Power Producer &
                                             Energy Traders -- 0.1%
     668,888    4.30             BB/Ba1      NRG Energy, Inc., Credit Linked Term
                                             Loan, 2/1/13                               $      591,037
   1,361,497    5.26             BB/Ba1      NRG Energy, Inc., Term Loan, 2/1/13             1,203,034
                                                                                        --------------
                                                                                        $    1,794,071
                                                                                        --------------
                                             Total Utilities                            $    1,794,071
------------------------------------------------------------------------------------------------------
                                             TOTAL SENIOR FLOATING RATE
                                             LOAN INTERESTS
                                             (Cost $84,191,847)                         $   76,340,314
------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 5.0%
                                             Securities Lending Collateral -- 5.0% (c)
                                             Certificates of Deposit:
   1,214,179                                 Abbey National Plc, 3.15%, 8/13/09         $    1,214,179
   1,214,755                                 Banco Santander NY, 3.09%, 12/22/08             1,214,755
   1,213,892                                 Bank of Nova Scotia, 3.18%, 5/5/09              1,213,892
     436,973                                 Bank of Scotland NY, 2.89%, 11/4/08               436,973
     728,643                                 Bank of Scotland NY, 2.96%, 11/3/08               728,643
   1,938,964                                 Bank of Scotland NY, 3.03%, 6/5/09              1,938,964
   1,214,179                                 Bank of Scotland NY, 3.06%, 3/5/09              1,214,179
   2,185,523                                 Barclays Bank, 3.18%, 5/27/09                   2,185,524
   2,428,359                                 BNP Paribas NY, 2.72% 11/3/08                   2,428,359

The accompanying notes are an integral part of these financial statements.

42    Pioneer Strategic Income Fund | Annual Report | 9/30/08

              Floating      S&P/Moody's
Principal     Rate (d)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
                                           Certificates of Deposit -- (continued)
$  242,509                                 Calyon NY, 2.69%, 1/16/09                 $      242,509
   143,057                                 Calyon NY, 2.69%, 1/16/09                        143,057
 1,214,179                                 Citibank, 2.73%, 10/30/08                      1,214,179
 2,185,523                                 DNB NOR Bank ASA NY, 2.9%, 6/8/09              2,185,523
 2,224,377                                 Intesa SanPaolo S.p.A., 2.72%, 5/22/09         2,224,377
   140,474                                 NORDEA NY, 2.72%, 4/9/09                         140,474
   116,482                                 NORDEA NY, 2.73%, 12/1/08                        116,482
 1,821,269                                 Royal Bank of Canada NY, 3.0%, 8/7/09          1,821,269
   242,483                                 Skandinavian Enskilda Bank NY,
                                           3.06%, 2/13/09                                   242,483
 2,185,523                                 Svenska Bank NY, 2.7%, 7/8/09                  2,185,523
   728,508                                 Toronto Dominion Bank NY,
                                           2.75%, 11/5/08                                   728,508
 1,214,179                                 Wachovia Corp., 2.79%, 10/30/08                1,214,179
                                                                                     --------------
                                                                                     $   25,034,031
---------------------------------------------------------------------------------------------------
                                           Commercial Paper:
 2,384,649                                 American Honda Finance Corp.,
                                           2.92%, 7/14/09                            $    2,384,649
 2,422,150                                 ANZ Bank, 2.64%, 11/5/08                       2,422,150
   231,201                                 Bank Bovespa NY, 2.79%, 3/12/09                  231,201
 1,214,179                                 CME Group, Inc., 3.0%, 8/6/09                  1,214,179
 2,428,359                                 Commonwealth Bank Australia,
                                           3.02%, 7/16/09                                 2,428,359
   242,078                                 Dexdel, 2.7%, 11/10/08                           242,078
 1,213,891                                 General Electric Capital Corp., 2.82%,
                                           3/16/09                                        1,213,891
 1,092,634                                 General Electric Capital Corp.,
                                           4.24%, 1/5/09                                  1,092,634
 2,428,359                                 HSBC USA, Inc., 3.2%, 8/14/09                  2,428,359
   449,106                                 IBM, 3.18%, 2/13/09                              449,106
 1,214,179                                 IBM, 3.18%, 6/26/09                            1,214,179
   728,449                                 John Deere Capital Corp.,
                                           2.82%, 12/12/08                                  728,449
 2,416,715                                 JP Morgan Chase & Co., 1.42%, 12/3/08          2,416,715
 1,213,577                                 Macquarie Bank, Ltd., 2.55%, 10/8/08           1,213,577
 1,213,577                                 Macquarie Bank, Ltd., 2.55%, 10/8/08           1,213,577
 2,185,523                                 Met Life Global Funding, 3.19%, 6/12/09        2,185,523
   242,206                                 Met Life, Inc., 2.7%, 11/3/08                    242,206
 2,428,359                                 Monumental Global Funding, Ltd.,
                                           3.2%, 8/17/09                                  2,428,359
 2,185,523                                 New York Life Global, 2.98%, 9/4/09            2,185,523
 2,428,359                                 U.S. Bank, 2.912%, 8/24/09                     2,428,359
 2,428,359                                 Societe Generale, 3.28%, 9/4/09                2,428,359
   242,716                                 Wachovia Corp., 2.85%, 10/28/08                  242,716

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    43

                  Floating      S&P/Moody's
Principal         Rate (d)      Ratings
Amount            (unaudited)   (unaudited)                                              Value
                                               Commercial Paper -- (continued)
$ 2,064,105                                    Westpac Banking Corp., 3.74%, 6/1/09       $    2,064,107
                                                                                          --------------
                                                                                          $   35,098,255
--------------------------------------------------------------------------------------------------------
                                               Tri-party Repurchase Agreements:
  4,856,718                                    ABN Amro, 1.85%, 10/1/08                   $    4,856,718
  2,718,548                                    Barclays Capital Markets, 2.11%, 9/2/08         2,718,548
  2,022,240                                    Deutsche Bank, 2.0%, 10/1/08                    2,022,240
                                                                                          --------------
                                                                                          $    9,597,506
--------------------------------------------------------------------------------------------------------
                                               Other:
    269,129                                    ABS CFAT 2008-A A1, 3.005%, 4/27/09        $      269,129
                                                                                          --------------
                                                                                          $   69,998,921
--------------------------------------------------------------------------------------------------------
                                               TOTAL TEMPORARY CASH INVESTMENTS
                                               (Cost $69,998,921)                         $   69,998,921
--------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN SECURITIES -- 103.4%
                                               (Cost $1,567,952,367) (a)                  $1,457,200,831
--------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS AND
                                               LIABILITIES -- (3.4)%                      $  (47,409,237)
--------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%                 $1,409,791,594
========================================================================================================

*    Non-income producing security.

NR   Not rated by either S&P or Moody's.

PIK  Represents a pay in kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2008, the value of these securities amounted to $282,361,093 or 20.3% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At September 30, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $1,567,876,846 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $  16,128,281
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (126,804,296)
                                                                                   -------------
       Net unrealized loss                                                         $(110,676,015)
                                                                                   ==============

The accompanying notes are an integral part of these financial statements.

44    Pioneer Strategic Income Fund | Annual Report | 9/30/08

(b)  At September 30, 2008, the following securities were out on loan:


   Principal
   Amount                Description                                             Value
   $      1,500,000      ALB Finance BV, 9.25%, 9/25/13                          $   780,000
          2,663,000      Allison Transmission, 11.0%, 11/1/15 (144A)               2,316,810
            670,000      Angiotech Pharmaceutical, 7.75%, 4/1/14                     391,950
          1,237,000      Autonation, Inc., 7.0%, 4/15/14+                          1,076,190
            695,000      Baldor Electric, 8.625%, 2/15/17                            663,725
          3,813,000      C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49       3,528,932
          2,862,000      C8 Capital SPV, Ltd, Floating Rate Note, 12/31/49         2,674,510
          1,202,000      Central Garden, 9.125%, 2/1/13                              925,540
          1,012,000      CMA CGM SA, 7.25%, 2/1/13 (144A)                            748,880
          1,560,000      Complete Production Service, 8.0%, 12/15/16               1,482,000
          2,150,000      Cooper Standard Auto, 7.0%, 12/15/12                      1,730,750
            900,000      Graphic Packaging Co., 9.5%, 8/15/13                        814,500
          1,650,000      Korea Development Bank, 5.3%, 1/17/13                     1,638,945
          3,750,000      MBIA, Inc., Floating Rate Note, 1/15/33 (144A)            2,175,000
          1,700,000      NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                  1,702,720
          2,860,000      Sally Holdings, 9.25%, 11/15/14 (144A)                    2,695,550
          3,900,000      Station Casinos, Inc., 6.625%, 3/15/18                    1,033,500
          3,886,000      Sungard Data Systems, Inc., 10.25%, 8/15/15               3,371,105
          3,503,000      Tenneco Automotive, Inc., 8.625%, 11/15/14                2,784,885
          5,000,000      U.S. Treasury Bonds, 4.375%, 2/15/38                      5,063,500
          9,325,000      U.S. Treasury Inflation Notes, 1.875%, 7/15/15            9,180,463
          1,398,000      U.S. Treasury Notes, 4.25%, 8/15/15                       1,477,826
          3,964,000      U.S. Treasury Notes, 5.375%, 2/15/31                      4,504,293
          7,712,000      U.S. Treasury Strip, 0.0%, 11/15/13                       6,587,590
          2,791,000      Verasun Energy Corp., 9.875%, 12/15/12                    2,009,520
            390,000      Yankee Acquisition Corp., 8.50%, 2/15/15                    286,986
          2,330,000      Yankee Acquisition Corp., 9.75%, 2/15/17                  1,357,127
   Shares
            127,258      Ainsworth Lumber Co., Ltd.*                                 239,118
             61,000      Northwest Airlines*                                         550,830
--------------------------------------------------------------------------------------------
                         Total                                                   $63,792,745
============================================================================================

+    Pending sale at September 30, 2008.

(c)  Security lending collateral is managed by Credit Suisse.

(d) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    45

Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

AUD  Australian Dollar
DKK  Danish Kroner
EURO Euro
ITL  Italian Lira
JPY  Japanese Yen
NOK  Norwegian Krone
SEK  Swedish Krone

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2008 were as follows:

                               Purchases         Sales
Long-term U.S. Government      $269,421,217      $426,336,887
Other Long-Term Securities     $636,246,645      $194,281,185

The accompanying notes are an integral part of these financial statements.

46    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Statement of Assets and Liabilities | 9/30/08


ASSETS:
  Investment in securities, at value (including securities loaned of
   $63,792,745) (cost $1,567,952,367)                                      $1,457,200,831
  Foreign currencies, at value (cost $1,834,182)                                1,812,778
  Receivables --
   Investment securities sold                                                  15,807,246
   Fund shares sold                                                             6,343,214
   Dividends and interest                                                      20,865,487
   Forward foreign currency portfolio hedge contracts, open-net                 4,008,740
  Other                                                                            67,780
-----------------------------------------------------------------------------------------
     Total assets                                                          $1,506,106,076
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                         $    7,900,200
   Fund shares repurchased                                                      7,000,419
   Dividends                                                                    2,168,656
   Upon return of securities loaned                                            69,998,921
  Unrealized depreciation on unfunded corporate loans                              12,448
  Due to bank                                                                   8,763,180
  Due to affiliates                                                               263,522
  Accrued expenses                                                                207,136
-----------------------------------------------------------------------------------------
     Total liabilities                                                     $   96,314,482
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $1,491,173,898
  Undistributed net investment income                                          10,033,320
  Accumulated net realized gain on investments and foreign
   currency transactions                                                       15,621,375
  Net unrealized loss on investments                                         (110,763,984)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     3,726,985
-----------------------------------------------------------------------------------------
     Total net assets                                                      $1,409,791,594
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $726,719,087/74,471,178 shares)                        $         9.76
  Class B (based on $105,615,515/10,984,453 shares)                        $         9.62
  Class C (based on $400,973,668/41,929,426 shares)                        $         9.56
  Class R (based on $101,360,755/10,224,084 shares)                        $         9.91
  Class Y (based on $71,943,011/7,357,184 shares)                          $         9.78
  Class Z (based on $3,179,558/324,216 shares)                             $         9.81
MAXIMUM OFFERING PRICE:
  Class A ($9.76 [divided by] 95.5%)                                       $        10.22
=========================================================================================


The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    47

Statement of Operations

For the Year Ended 9/30/08


INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $37,509)           $  92,482,241
  Dividends                                                            81,298
  Income from securities loaned, net                                  272,981
--------------------------------------------------------------------------------------------------
     Total investment income                                                         $  92,836,520
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $   8,033,059
  Transfer agent fees and expenses
   Class A                                                          1,546,466
   Class B                                                            254,279
   Class C                                                            677,219
   Class R                                                            162,905
   Class Y                                                              7,184
   Class Z                                                                756
  Distribution fees
   Class A                                                          1,719,709
   Class B                                                          1,171,865
   Class C                                                          4,117,381
   Class R                                                            489,500
  Administrative fees                                                 308,160
  Custodian fees                                                       72,480
  Registration fees                                                   149,418
  Professional fees                                                   115,559
  Printing expense                                                    106,061
  Fees and expenses of nonaffiliated trustees                          42,980
  Miscellaneous                                                       276,596
--------------------------------------------------------------------------------------------------
     Total expenses                                                                  $  19,251,577
     Less fees paid indirectly                                                             (34,026)
--------------------------------------------------------------------------------------------------
     Net expenses                                                                    $  19,217,551
--------------------------------------------------------------------------------------------------
       Net investment income                                                         $  73,618,969
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                  $  15,525,243
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                  8,283,354        $  23,808,597
--------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                  $(116,179,530)
   Unfunded corporate loans                                           (12,448)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                   (199,606)       $(116,391,584)
--------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                          $ (92,582,987)
--------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                               $ (18,964,018)
===================================================================================================

The accompanying notes are an integral part of these financial statements.

48    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Statements of Changes in Net Assets

For the Years Ended 9/30/08 and 9/30/07, respectively


                                                            Year Ended          Year Ended
                                                            9/30/08             9/30/07
FROM OPERATIONS:
Net investment income                                       $   73,618,969      $   55,735,363
Net realized gain on investments and foreign currency
  transactions                                                  23,808,597          11,871,956
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                               (116,391,584)          2,289,520
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                        $  (18,964,018)     $   69,896,839
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.62 and $0.51 per share, respectively)        $  (41,051,211)     $  (29,798,267)
   Class B ($0.53 and $0.42 per share, respectively)            (6,057,868)         (5,158,506)
   Class C ($0.53 and $0.43 per share, respectively)           (21,520,154)        (17,373,695)
   Class R ($0.61 and $0.51 per share, respectively)            (5,641,146)         (3,606,704)
   Class Y ($0.66 and $0.54 per share, respectively)            (3,210,371)           (864,185)
   Class Z ($0.66 and $0.13 per share, respectively)               (98,331)             (1,236)
Net realized gain:
   Class A ($0.02 and $0.00 per share, respectively)            (1,372,104)                 --
   Class B ($0.02 and $0.00 per share, respectively)              (253,591)                 --
   Class C ($0.02 and $0.00 per share, respectively)              (889,091)                 --
   Class R ($0.02 and $0.00 per share, respectively)              (192,825)                 --
   Class Y ($0.02 and $0.00 per share, respectively)               (73,963)                 --
   Class Z ($0.02 and $0.00 per share, respectively)                  (221)                 --
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (80,360,876)     $  (56,802,593)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  575,921,969      $  455,222,102
Reinvestment of distributions                                   55,628,005          37,724,037
Cost of shares repurchased                                    (388,280,598)       (389,120,303)
----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                $  243,269,376      $  103,825,836
----------------------------------------------------------------------------------------------
   Net increase in net assets                               $  143,944,482      $  116,920,082
NET ASSETS:
Beginning of year                                            1,265,847,112       1,148,927,030
----------------------------------------------------------------------------------------------
End of year                                                 $1,409,791,594      $1,265,847,112
----------------------------------------------------------------------------------------------
Undistributed net investment income                         $   10,033,320      $    6,299,237
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    49

                                     '08 Shares      '08 Amount      '07 Shares      '07 Amount
Class A
Shares sold                           32,455,470     $337,009,414     26,315,279     $274,712,094
Reinvestment of distributions          3,257,478       33,708,180      2,193,241       22,876,892
Less shares repurchased              (21,139,589)    (219,340,560)   (20,532,477)    (213,625,156)
-------------------------------------------------------------------------------------------------
   Net increase                       14,573,359     $151,377,034      7,976,043     $ 83,963,830
==================================================================================================
Class B
Shares sold                            2,631,544     $ 26,968,724      1,861,346     $ 19,143,812
Reinvestment of distributions            301,577        3,078,465        241,137        2,476,614
Less shares repurchased               (3,251,034)     (33,048,659)    (3,751,543)     (38,461,630)
-------------------------------------------------------------------------------------------------
   Net decrease                         (317,913)    $ (3,001,470)    (1,649,060)    $(16,841,204)
==================================================================================================
Class C
Shares sold                           11,276,495     $114,525,359      9,602,813     $ 98,138,138
Reinvestment of distributions          1,101,447       11,178,430        832,204        8,505,201
Less shares repurchased               (9,954,402)    (101,081,894)   (11,830,709)    (120,701,470)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)             2,423,540     $ 24,621,895     (1,395,692)    $(14,058,131)
==================================================================================================
Class R
Shares sold                            3,893,878     $ 41,158,653      3,607,832     $ 38,210,584
Reinvestment of distributions            506,941        5,329,789        311,569        3,302,005
Less shares repurchased               (2,384,300)     (25,199,633)    (1,290,839)     (13,669,499)
-------------------------------------------------------------------------------------------------
   Net increase                        2,016,519     $ 21,288,809      2,628,562     $ 27,843,090
==================================================================================================
Class Y
Shares sold                            5,026,907     $ 52,176,133      2,386,678     $ 24,917,474
Reinvestment of distributions            218,150        2,256,814         54,091          563,325
Less shares repurchased                 (842,783)      (8,693,266)      (256,064)      (2,662,548)
-------------------------------------------------------------------------------------------------
   Net increase                        4,402,274     $ 45,739,681      2,184,705     $ 22,818,251
==================================================================================================
Class Z
Shares sold                              394,625     $  4,083,686          9,718     $    100,000
Reinvestment of distributions              7,415           76,327             --               --
Less shares repurchased                  (87,542)        (916,586)            --               --
-------------------------------------------------------------------------------------------------
   Net increase                          314,498     $  3,243,427          9,718     $    100,000
==================================================================================================

The accompanying notes are an integral part of these financial statements.

50    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Financial Highlights

                                                                        Year          Year
                                                                        Ended         Ended
                                                                        9/30/08       9/30/07
Class A
Net asset value, beginning of period                                    $  10.46     $  10.33
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $   0.58     $   0.50
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    (0.64)        0.14
---------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  (0.06)    $   0.64
Distributions to shareowners:
 Net investment income                                                     (0.62)       (0.51)
 Net realized gain                                                         (0.02)          --
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  (0.70)    $   0.13
---------------------------------------------------------------------------------------------
Net asset value, end of period                                          $   9.76     $  10.46
=============================================================================================
Total return*                                                              (0.74)%       6.36%
Ratio of net expenses to average net assets+                                1.14%        1.07%
Ratio of net investment income to average net assets+                       5.65%        4.85%
Portfolio turnover rate                                                       47%          58%
Net assets, end of period (in thousands)                                $726,719     $626,416
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               1.14%        1.07%
 Net investment income                                                      5.65%        4.85%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.14%        1.06%
 Net investment income                                                      5.65%        4.86%
=============================================================================================


                                                                       Year         Year        Year
                                                                       Ended        Ended       Ended
                                                                       9/30/06      9/30/05     9/30/04
Class A
Net asset value, beginning of period                                   $  10.58     $  10.56    $  10.27
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $   0.52     $   0.55    $   0.55
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   (0.08)        0.19        0.41
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $   0.44     $   0.74    $   0.96
Distributions to shareowners:
 Net investment income                                                    (0.57)       (0.62)      (0.58)
 Net realized gain                                                        (0.12)       (0.10)      (0.09)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  (0.25)    $   0.02    $   0.29
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  10.33     $  10.58    $  10.56
========================================================================================================
Total return*                                                              4.43%        7.18%       9.75%
Ratio of net expenses to average net assets+                               1.11%        1.10%       1.08%
Ratio of net investment income to average net assets+                      5.05%        5.16%       5.42%
Portfolio turnover rate                                                      46%          48%         48%
Net assets, end of period (in thousands)                               $536,483     $442,062    $241,409
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              1.11%        1.11%       1.17%
 Net investment income                                                     5.05%        5.15%       5.32%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              1.11%        1.10%       1.08%
 Net investment income                                                     5.05%        5.16%       5.42%
========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/08  51


                                                                        Year         Year
                                                                        Ended        Ended
                                                                        9/30/08      9/30/07
Class B
Net asset value, beginning of period                                    $  10.30     $  10.18
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $   0.50     $   0.41
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    (0.63)        0.13
---------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  (0.13)    $   0.54
Distributions to shareowners:
 Net investment income                                                     (0.53)       (0.42)
 Net realized gain                                                         (0.02)          --
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  (0.68)    $   0.12
---------------------------------------------------------------------------------------------
Net asset value, end of period                                          $   9.62     $  10.30
=============================================================================================
Total return*                                                              (1.43)%       5.42%
Ratio of net expenses to average net assets+                                1.88%        1.89%
Ratio of net investment income to average net assets+                       4.88%        4.02%
Portfolio turnover rate                                                       47%          58%
Net assets, end of period (in thousands)                                $105,616     $116,432
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               1.88%        1.89%
 Net investment income                                                      4.88%        4.02%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.88%        1.88%
 Net investment income                                                      4.88%        4.03%
=============================================================================================


                                                                       Year         Year         Year
                                                                       Ended        Ended        Ended
                                                                       9/30/06      9/30/05      9/30/04
Class B
Net asset value, beginning of period                                   $  10.43     $  10.41     $ 10.13
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $   0.44     $   0.47     $  0.47
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   (0.08)        0.19        0.40
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $   0.36     $   0.66     $  0.87
Distributions to shareowners:
 Net investment income                                                    (0.49)       (0.54)      (0.50)
 Net realized gain                                                        (0.12)       (0.10)      (0.09)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  (0.25)    $   0.02     $  0.28
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  10.18     $  10.43     $ 10.41
========================================================================================================
Total return*                                                              3.64%        6.36%       8.87%
Ratio of net expenses to average net assets+                               1.88%        1.87%       1.85%
Ratio of net investment income to average net assets+                      4.31%        4.42%       4.62%
Portfolio turnover rate                                                      46%          48%         48%
Net assets, end of period (in thousands)                               $131,814     $136,508     $96,481
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              1.88%        1.89%       1.96%
 Net investment income                                                     4.31%        4.40%       4.51%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              1.88%        1.87%       1.85%
 Net investment income                                                     4.31%        4.42%       4.62%
========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

52  Pioneer Strategic Income Fund | Annual Report | 9/30/08


                                                                        Year         Year
                                                                        Ended        Ended
                                                                        9/30/08      9/30/07
Class C
Net asset value, beginning of period                                    $  10.25     $  10.12
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $   0.50     $   0.42
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    (0.64)        0.14
---------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  (0.14)    $   0.56
Distributions to shareowners:
 Net investment income                                                     (0.53)       (0.43)
 Net realized gain                                                         (0.02)          --
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  (0.69)    $   0.13
---------------------------------------------------------------------------------------------
Net asset value, end of period                                          $   9.56     $  10.25
=============================================================================================
Total return*                                                              (1.50)%       5.61%
Ratio of net expenses to average net assets+                                1.83%        1.82%
Ratio of net investment income to average net assets+                       4.94%        4.09%
Portfolio turnover rate                                                       47%          58%
Net assets, end of period (in thousands)                                $400,974     $404,758
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               1.83%        1.82%
 Net investment income                                                      4.94%        4.09%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.83%        1.81%
 Net investment income                                                      4.94%        4.10%
=============================================================================================


                                                                       Year         Year        Year
                                                                       Ended        Ended       Ended
                                                                       9/30/06      9/30/05     9/30/04
Class C
Net asset value, beginning of period                                   $  10.38     $  10.36    $  10.08
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $   0.44     $   0.47    $   0.47
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                   (0.09)        0.19        0.41
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $   0.35     $   0.66    $   0.88
Distributions to shareowners:
 Net investment income                                                    (0.49)       (0.54)      (0.51)
 Net realized gain                                                        (0.12)       (0.10)      (0.09)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  (0.26)    $   0.02    $   0.28
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  10.12     $  10.38    $  10.36
========================================================================================================
Total return*                                                              3.61%        6.44%       9.00%
Ratio of net expenses to average net assets+                               1.81%        1.81%       1.79%
Ratio of net investment income to average net assets+                      4.37%        4.45%       4.68%
Portfolio turnover rate                                                      46%          48%         48%
Net assets, end of period (in thousands)                               $414,070     $385,436    $232,903
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                              1.81%        1.83%       1.89%
 Net investment income                                                     4.37%        4.43%       4.58%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                              1.81%        1.81%       1.79%
 Net investment income                                                     4.37%        4.45%       4.68%
========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/08  53


                                                                        Year         Year
                                                                        Ended        Ended
                                                                        9/30/08      9/30/07
Class R
Net asset value, beginning of period                                    $  10.62     $ 10.50
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                  $   0.57     $  0.49
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                    (0.65)       0.14
--------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  (0.08)    $  0.63
Distributions to shareowners:
 Net investment income                                                     (0.61)      (0.51)
 Net realized gain                                                         (0.02)         --
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  (0.71)    $  0.12
--------------------------------------------------------------------------------------------
Net asset value, end of period                                          $   9.91     $ 10.62
============================================================================================
Total return*                                                              (0.92)%      6.08%
Ratio of net expenses to average net assets+                                1.33%       1.28%
Ratio of net investment income to average net assets+                       5.46%       4.66%
Portfolio turnover rate                                                       47%         58%
Net assets, end of period (in thousands)                                $101,361     $87,204
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                               1.33%       1.28%
 Net investment income                                                      5.46%       4.66%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                               1.33%       1.28%
 Net investment income                                                      5.46%       4.66%
============================================================================================


                                                                      Year         Year       Year
                                                                      Ended        Ended      Ended
                                                                      9/30/06      9/30/05    9/30/04
Class R
Net asset value, beginning of period                                  $  10.76     $ 10.74    $  10.45
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.52     $  0.54    $   0.53
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  (0.09)       0.20        0.42
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $   0.43     $  0.74    $   0.95
Distributions to shareowners:
 Net investment income                                                   (0.57)      (0.62)      (0.57)
 Net realized gain                                                       (0.12)      (0.10)      (0.09)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.26)    $  0.02    $   0.29
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  10.50     $ 10.76    $  10.74
======================================================================================================
Total return*                                                             4.20%       7.00%       9.46%
Ratio of net expenses to average net assets+                              1.27%       1.28%       1.26%
Ratio of net investment income to average net assets+                     4.90%       4.83%       5.33%
Portfolio turnover rate                                                     46%         48%         48%
Net assets, end of period (in thousands)                              $ 58,592     $32,028    $  3,721
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             1.27%       1.30%       1.33%
 Net investment income                                                    4.90%       4.81%       5.26%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             1.27%       1.28%       1.26%
 Net investment income                                                    4.90%       4.83%       5.33%
======================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

54  Pioneer Strategic Income Fund | Annual Report | 9/30/08


                                                                       Year        Year
                                                                       Ended       Ended
                                                                       9/30/08     9/30/07
Class Y
Net asset value, beginning of period                                   $ 10.47     $ 10.35
------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                 $  0.62     $  0.53
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  (0.63)       0.13
------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                   $ (0.01)    $  0.66
Distributions to shareowners:
 Net investment income                                                   (0.66)      (0.54)
 Net realized gain                                                       (0.02)         --
------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.69)    $  0.12
------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.78     $ 10.47
==========================================================================================
Total return*                                                            (0.27)%      6.54%
Ratio of net expenses to average net assets+                              0.68%       0.84%
Ratio of net investment income to average net assets+                     6.21%       5.12%
Portfolio turnover rate                                                     47%         58%
Net assets, end of period (in thousands)                               $71,943     $30,935
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             0.68%       0.84%
 Net investment income                                                    6.21%       5.12%
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             0.68%       0.84%
 Net investment income                                                    6.21%       5.12%
==========================================================================================


                                                                      Year         Year
                                                                      Ended        Ended        9/10/04 (a)
                                                                      9/30/06      9/30/05      to 9/30/04
Class Y
Net asset value, beginning of period                                  $  10.60     $ 10.57      $  10.47
--------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                $   0.54     $  0.58      $   0.04
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                  (0.05)       0.21          0.10
--------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                  $   0.49     $  0.79      $   0.14
Distributions to shareowners:
 Net investment income                                                   (0.62)      (0.66)        (0.04)
 Net realized gain                                                       (0.12)      (0.10)           --
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.25)    $  0.03      $   0.10
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  10.35     $ 10.60      $  10.57
========================================================================================================
Total return*                                                             4.89%       7.65%         1.30%(b)
Ratio of net expenses to average net assets+                              0.67%       0.66%         0.33%**
Ratio of net investment income to average net assets+                     5.56%       5.52%         8.36%**
Portfolio turnover rate                                                     46%         48%           48%(b)
Net assets, end of period (in thousands)                              $  7,968     $18,692      $    120
Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                             0.67%       0.68%         0.99%**
 Net investment income                                                    5.56%       5.50%         7.70%**
Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                             0.67%       0.66%         0.33%**
 Net investment income                                                    5.56%       5.52%         8.36%**
========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a)  Class Y shares were first publicly offered on September 10, 2004.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/08  55

                                                                     Year
                                                                     Ended           7/6/07 (a)
                                                                     9/30/08         to 9/30/07
 Class Z
 Net asset value, beginning of period                                $  10.46        $ 10.29
--------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                              $  (0.13)       $  0.13
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                        0.16           0.17
--------------------------------------------------------------------------------------------
    Net increase from investment operations                          $   0.03        $  0.30
 Distributions to shareowners:
  Net investment income                                                 (0.66)         (0.13)
  Net realized gain                                                     (0.02)            --
--------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                          $  (0.65)       $  0.17
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $   9.81        $ 10.46
============================================================================================
 Total return*                                                           0.17%          2.90%(b)
 Ratio of net expenses to average net assets+                            0.71%          0.69%**
 Ratio of net investment income to average net assets+                   6.21%          5.24%**
 Portfolio turnover rate                                                   47%            58%(b)
 Net assets, end of period (in thousands)                            $  3,180        $   102
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                           0.71%          0.69%**
  Net investment income                                                  6.21%          5.24%**
 Ratios with waiver of fees and assumption of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                           0.71%          0.69%**
  Net investment income                                                  6.21%          5.24%**
============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

56    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Notes to Financial Statements | 9/30/08

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares - Class A, Class B, Class C, Class R, Class Y, and Class Z shares. Class Y shares were first publicly offered September 10, 2004. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and had exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively. There is no distribution plan for Class Y and Class Z shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    57

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security. At September 30, 2008, one security has been fair valued, which represents 0.00% of net assets. Temporary cash investments are valued at cost which approximates market value.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between


58    Pioneer Strategic Income Fund | Annual Report | 9/30/08
     the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At September 30, 2008, the Fund has reclassified $7,694,195 to increase undistributed net investment income and $7,694,195 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    59

     The tax character of distributions paid during the years ended September 30, 2008 and September 30, 2007 was as follows:

                                                       2008                 2007

     Distributions paid from:
     Ordinary income                            $77,958,974          $56,802,593
     Long-term capital gain                       2,401,902                    -
     ---------------------------------------------------------------------------
         Total                                  $80,360,876          $56,802,593
     ---------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at September 30, 2008:

                                                                            2008

     Distributable earnings:
     Undistributed ordinary income                                   $25,336,232
     Undistributed long-term gain                                      6,420,338
     Dividend payable                                                 (2,168,656)
     Unrealized depreciation                                        (110,970,218)
     ---------------------------------------------------------------------------
         Total                                                      $(81,382,304)
     ---------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of mark to market on foreign currency contracts and adjustments relating to catastrophe bonds.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $108,652 in underwriting commissions on the sale of Class A shares during the year ended September 30, 2008.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (See Note 4). Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

60 Pioneer Strategic Income Fund | Annual Report | 9/30/08

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class R, Class Y, and Class Z shares can bear different transfer agent and distribution expense rates.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM) a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the year ended September 30, 2008, the effective management fee was equivalent to 0.59% of the Fund's average daily net assets.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    61

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through February 1, 2011 for Class Z shares.

In addition, under the management and administration agreements, certain other services, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,749 in management fees, administrative costs and certain other services payable to PIM at September 30, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $211,847 in transfer agent fees payable to PIMSS at September 30, 2008.

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to each class of shares except Class Y and Class Z shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Prior to February 1, 2008, PFD was reimbursed under the Plan of Distribution for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class B and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,926 in distribution fees payable to PFD at September 30, 2008.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay as compensation to securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be


62    Pioneer Strategic Income Fund | Annual Report | 9/30/08
imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2008, CDSCs in the amount of $274,305 were paid to PFD.

5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended September 30, 2008, the Fund's expenses were reduced by $34,026 under such arrangements.

6. Forward Foreign Currency Contracts

At September 30, 2008, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at September 30, 2008 were as follows:


                                 Net                                                                    Net
                           Contracts to          In Exchange        Settlement                      Unrealized
Currency                 (deliver)/receive           For               Date            Value        Gain (Loss)
AUD
(Australian
Dollar)                       (12,306,080)     $ (11,597,496)        10/10/08      $ (9,739,598)     $1,857,898
EUR
(Euro)                        (43,000,000)     $ (62,747,750)        10/29/08      $(60,730,362)     $2,017,118
JPY
(Japanese Yen)             (1,064,000,000)     $ (10,131,403)        10/27/08      $(10,040,968)     $   90,435
NOK
(Norwegian Krone)              (6,450,000)     $  (1,138,539)        10/29/08      $ (1,095,520)     $   43,019
---------------------------------------------------------------------------------------------------------------
                                                                                                     $4,008,470
---------------------------------------------------------------------------------------------------------------

At September 30, 2008, the Fund had no outstanding settlement hedges.

7. Line of Credit

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    63

The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 2008, the Fund had no borrowings under this agreement.

8. Unfunded Loan Commitments

As of September 30, 2008, the Fund had unfunded loan commitments of approximately $103,732 (excluding unrealized depreciation on those commitments of $12,448 as of September 30, 2008) which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                                                      Unfunded
Borrower                                                              Commitment
Community Health Services, Inc. -- Delayed Draw Term Loan             $103,732

9. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


64    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Strategic Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income Fund (the "Fund"), including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Fund at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 17, 2008


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    65

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 64.95% and 0%, respectively.

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to certain proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:

                                                                                         Broker
                               For                 Withhold           Abstain            Non-Votes
 Proposal 1 -- To elect Trustees
  John F. Cogan, Jr.           67,946,798.213      1,704,011.102      25,100.313         0.000
  Daniel K. Kingsbury          67,979,637.142      1,671,172.173      25,100.313         0.000
  David R. Bock                67,986,311.311      1,664,498.004      25,100.313         0.000
  Mary K. Bush                 67,970,963.281      1,679,846.034      25,100.313         0.000
  Benjamin M. Friedman         67,985,233.458      1,665,575.857      25,100.313         0.000
  Margaret B.W. Graham         68,000,204.703      1,650,604.612      25,100.313         0.000
  Thomas J. Perna              67,985,954.311      1,664,855.004      25,100.313         0.000
  Marguerite A. Piret          67,976,247.242      1,674,562.073      25,100.313         0.000
  Stephen K. West              67,957,270.888      1,693,538.427      25,100.313         0.000
  John Winthrop                67,947,381.318      1,703,427.997      25,100.313         0.000


                                                                                         Broker
                               For                 Against            Abstain            Non-Votes
 Proposal 2 -- To approve an
 amendment to the
 Declaration of Trust          50,696,983.432      3,013,597.311      2,654,948.999      16,376,776.000


                                                                                         Broker
                               For                 Against            Abstain            Non-Votes
 Proposal 3A -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to borrowing
 money                         51,094,066.246      2,445,361.209      2,826,102.287      16,376,776.000
 Proposal 3B -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 underwriting                  51,304,152.731      2,177,529.921      2,883,847.090      16,376,776.000
 Proposal 3C -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to lending    51,083,737.647      2,384,430.309      2,897,361.786      16,376,776.000

66    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                                                                                         Broker
                               For                 Against            Abstain            Non-Votes
 Proposal 3D -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to issuing
 senior securities             51,586,517.825      2,035,987.762      2,743,024.156      16,376,776.000
 Proposal 3E -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to real
 estate                        51,157,530.790      2,299,199.945      2,908,799.007      16,376,776.000
 Proposal 3F -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 commodities                   51,356,881.242      2,156,241.803      2,852,406.698      16,376,776.000
 Proposal 3G -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 concentration                 51,225,274.416      2,160,433.228      2,979,822.098      16,376,776.000
 Proposal 3H -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 diversification.              51,764,188.259      1,882,563.010      2,718,778.474      16,376,776.000
 Proposal 3I -- To approve
 the conversion of the Fund's
 investment objective from
 fundamental to non-
 fundamental                   49,338,586.765      3,835,536.667      3,191,406.310      16,376,776.000


                                                                                         Broker
                               For                 Against            Abstain            Non-Votes
 Proposal 4 -- To approve an
 Amended and Restated
 Management Agreement
 with PIM                      46,757,588.055      1,523,660.232      2,259,351.341      19,135,310.000
 Proposal 5 -- To approve a
 policy allowing the
 appointment of unaffiliated
 sub-advisors and
 amendments to sub-
 advisory agreements without
 shareholder approval.         49,209,227.943      4,303,956.811      2,852,344.988      16,376,776.000


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    67

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


68    Pioneer Strategic Income Fund | Annual Report | 9/30/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007, the third quintile of its Morningstar category for the three year period ended June 30, 2007, and the second quintile of its Morningstar category for the five year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    69
fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group. The Trustees considered the Fund's relatively high transfer agency costs as a result of the Fund having a small average account size and the impact of those costs on the Fund's expense ratio.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the amended and restated investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


70    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    71

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West, Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 77 Pioneer Funds, Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds, and Dr. Friedman serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


72    Pioneer Strategic Income Fund | Annual Report | 9/30/08

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 1999.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
---------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March
                            Vice President           2007. Serves until a
                                                     successor trustee is
                                                     elected or earlier retire-
                                                     ment or removal.
---------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


Interested Trustees
                                                                                                 Other Directorships
 Name and Age                Principal Occupation During Past Five Years                        Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                     Pioneer Strategic Income Fund | Annual Report | 9/30/08  73

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (64)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 1999.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


Independent Trustees
                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc., Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company)
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
-------------------------------------------------------------------------------------------------------------------------

74  Pioneer Strategic Income Fund | Annual Report | 9/30/08

                            Position Held    Length of Service
Name and Age                with the Fund    and Term of Office
Benjamin M. Friedman (64)   Trustee          Trustee since May,
                                             2008. Serves until a
                                             successor trustee is
                                             elected or earlier retire-
                                             ment or removal.
-------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee          Trustee since 1999.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
-------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee          Trustee since 2006.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
-------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee          Trustee since 1999.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
-------------------------------------------------------------------------
Stephen K. West (79)        Trustee          Trustee since 1999.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
-------------------------------------------------------------------------


                                                                                               Other Directorships
Name and Age                Principal Occupation During Past Five Years                        Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                      Trustee, Mellon Institutional
                                                                                               Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversees
                                                                                               17 portfolios in fund
                                                                                               complex)
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Chief Executive Officer, Quadriserve, Inc. (2008 - present);       None
                            private investor (2004 - present); and Senior Executive Vice
                            President, The Bank of New York (financial and securities ser-
                            vices) (1986 - 2004)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm)                                     High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company)
--------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (79)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                 Director, The Swiss Helvetia
                                                                                               Fund, Inc. (closed-end
                                                                                               investment company)
--------------------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/08  75

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
-----------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------


Fund Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

76  Pioneer Strategic Income Fund | Annual Report | 9/30/08

                              Position Held         Length of Service
Name and Age                  with the Fund         and Term of Office
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2003. Serves at
                                                    the discretion of the
                                                    Board
------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discretion
                                                    of the Board
------------------------------------------------------------------------------


                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of   None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------

                     Pioneer Strategic Income Fund | Annual Report | 9/30/08  77

                           This page for your notes.

78    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                           This page for your notes.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    79

                           This page for your notes.

80    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                           This page for your notes.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    81

                           This page for your notes.

82    Pioneer Strategic Income Fund | Annual Report | 9/30/08

                           This page for your notes.

                   Pioneer Strategic Income Fund | Annual Report | 9/30/08    83

                           This page for your notes.

84    Pioneer Strategic Income Fund | Annual Report | 9/30/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2008 Pioneer Investments 19437-02-1108

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $42,300 in 2008 and approximately $43,771 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
September 30, 2008 and 2007.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2008 and $7,820 in 2007.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services provided to the Fund during the fiscal years ended September
30, 2008 and 2007.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended September 30, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2008 and $7,820 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 28, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 28, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date November 28, 2008

* Print the name and title of each signing officer under his or her signature.